As filed with the Securities and Exchange Commission on April 15, 1999 Registration No. 33-88460
811-8946

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [_]
Pre-Effective Amendment No.                               [_]
Post Effective Amendment No. 4                            [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]
Amendment No. 5                                                  [X]
(Check appropriate box or boxes)

                              SEPARATE ACCOUNT A
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive
                       Newport Beach, California  92660
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                               (949) 725-6767
              (Depositor's Telephone Number, including Area Code)

                           Robin Yonis Sandlaufer
                         Assistant Vice President of
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                       Newport Beach, California  92660
                    (Name and address of agent for service)

                       Copies of all communications to:

           Diane N. Ledger                         Jeffrey S. Puretz, Esq.
   Pacific Life Insurance Company                  Dechert Price & Rhoads
           P. O. Box 9000                            1775 Eye Street, N.W.
    Newport Beach, CA 92658-9030                Washington, D.C. 20006-2401

[X] It is proposed that this filing will become effective May 1, 1999 pursuant to paragraph (b) of Rule 485.

If appropriate check the following box:

[X] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being registered: interests in the Separate Account under Pacific Portfolios individual flexible premium variable annuity contracts.

Filing Fee: None

SEPARATE ACCOUNT A
FORM N-4
CROSS REFERENCE SHEET

PART A

Item No.                                   Prospectus Heading

1.  Cover Page                             Cover Page

2.  Definitions                            TERMS USED IN THIS PROSPECTUS

3.  Synopsis                               AN OVERVIEW OF PACIFIC PORTFOLIOS


4.  Condensed Financial Information        YOUR INVESTMENT OPTIONS -- Variable
                                           Investment Option Performance;
                                           ADDITIONAL INFORMATION -- Financial
                                           Statements; FINANCIAL HIGHLIGHTS

5.  General Description of Registrant,
      Depositor and Portfolio Companies    AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PACIFIC LIFE AND THE SEPARATE
                                           ACCOUNT -- Pacific Life, -- Separate
                                           Account A; YOUR INVESTMENT OPTIONS
                                           -- Your Variable Investment Options;
                                           ADDITIONAL INFORMATION -- Voting
                                           Rights

6.  Deductions                             AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           FEE TABLE; HOW YOUR PAYMENTS ARE
                                           ALLOCATED -- Transfers; CHARGES, FEES
                                           AND DEDUCTIONS; WITHDRAWALS --
                                           Optional Withdrawals

7.  General Description of Variable
     Annuity Contracts                     AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PURCHASING YOUR CONTRACT -- How to
                                           Apply for your Contract; HOW YOUR
                                           PAYMENTS ARE ALLOCATED; RETIREMENT
                                           BENEFITS AND OTHER PAYOUTS --
                                           Choosing Your Annuity Option, -- Your
                                           Annuity Payments, -- Death Benefits;
                                           ADDITIONAL INFORMATION -- Voting
                                           Rights, -- Changes to Your Contract,
                                           -- Changes to ALL Contracts, --
                                           Inquiries and Submitting Forms and
                                           Requests, -- Timing of Payments and
                                           Transactions

8.  Annuity Period                         RETIREMENT BENEFITS AND OTHER PAYOUTS

9.  Death Benefit                          RETIREMENT BENEFITS AND OTHER PAYOUTS
                                           -- Death Benefits

10. Purchases and Contract Value           AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           PURCHASING YOUR CONTRACT; HOW YOUR
                                           PAYMENTS ARE ALLOCATED; PACIFIC LIFE
                                           AND THE SEPARATE ACCOUNT -- Pacific
                                           Life; THE GENERAL ACCOUNT --
                                           Withdrawals and Transfers

11. Redemptions                            AN OVERVIEW OF PACIFIC PORTFOLIOS;
                                           CHARGES, FEES AND DEDUCTIONS;
                                           WITHDRAWALS; ADDITIONAL INFORMATION
                                           -- Timing of Payments and
                                           Transactions; THE GENERAL ACCOUNT --
                                           Withdrawals and Transfers

12. Taxes                                  CHARGES, FEES AND DEDUCTIONS
                                           -- Premium Taxes; WITHDRAWALS --
                                           Optional Withdrawals, -- Tax
                                           Consequences of Withdrawals; FEDERAL
                                           TAX STATUS

13. Legal Proceedings                      Not Applicable

14. Table of Contents of the Statement
     of Additional Information             CONTENTS OF THE STATEMENT
                                           OF ADDITIONAL INFORMATION


PART B

Item No.                                   Statement of Additional Information
                                           Heading

15. Cover Page                             Cover Page

16. Table of Contents                      TABLE OF CONTENTS

17. General Information and History        Not Applicable

18. Services                               Not Applicable

19. Purchase of Securities Being Offered   THE CONTRACTS AND THE SEPARATE
                                           ACCOUNT -- Calculating Subaccount
                                           Unit Values, -- Systematic Transfer
                                           Programs

20. Underwriters                           DISTRIBUTION OF THE CONTRACTS --
                                           Pacific Mutual Distributors, Inc.

21. Calculation of Performance Data        PERFORMANCE

22. Annuity Payments                       THE CONTRACTS AND THE SEPARATE
                                           ACCOUNT -- Variable Annuity Payment
                                           Amounts

23. Financial Statements                   FINANCIAL STATEMENTS


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PACIFIC PORTFOLIOS                                 PROSPECTUS MAY 1, 1999

                                                   Pacific Portfolios is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

                                                   This Prospectus provides information you should know before buying a Contract.
This Contract is not available in all              It's accompanied by a current Prospectus for the Pacific Select Fund, the Fund
states. This Prospectus is not an offer in         that provides the underlying Portfolios for the Variable Investment Options
any state or jurisdiction where we're not          offered under the Contract. The Variable Investment Options are funded by
legally permitted to offer the Contract.           Separate Account A of Pacific Life. Please read both Prospectuses carefully, and keep them for future reference.
The Contract is described in detail in
this Prospectus and its Statement of               Here's a list of all of the Investment Options available under your Contract:
Additional Information (SAI). The Pacific
Select Fund is described in its Prospectus         VARIABLE INVESTMENT OPTIONS
and its SAI. No one has the right to
describe the Contract or the Pacific               Money Market                            Mid-Cap Value
Select Fund any differently than they              High Yield Bond                         Equity
have been described in these                       Managed Bond                            Bond and Income
documents.                                         Government Securities                   Equity Index
                                                   Aggressive Equity                       Small-Cap Index
You should be aware that the Securities            Growth LT                               REIT
and Exchange Commission (SEC) has                  Equity Income                           International
not reviewed the Contract and does not             Multi-Strategy                          Emerging Markets
guarantee that the information in this             Large-Cap Value
Prospectus is accurate or complete. It's a
criminal offense to say otherwise.                 FIXED OPTIONS

This Contract is not a deposit                     Fixed
or obligation of, or guaranteed
or endorsed by, any bank. It's not                 Guaranteed Interest Options (GIOs) with 3-year, 6-year and 10-year terms federally insured by the Federal
Deposit Insurance Corporation, the                 DCA Plus Fixed
Federal Reserve Board, or any
other government agency. Investment                Not all of the Fixed Options are available in every state.
in a Contract involves risk,
including possible loss of                         You'll find more information about the Contract and Separate Account A in the
principal.                                         SAI dated May 1, 1999. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it is incorporated by reference. You'll find a table of contents for the SAI on page 50 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life. You may also visit the SEC's website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information regarding registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

Terms Used in This Prospectus                                3       Pacific Life and the Separate Account                       31
--------------------------------------------------------------       Pacific Life                                                31
An Overview of Pacific Portfolios                            5       Separate Account A                                          32
--------------------------------------------------------------       Financial Highlights                                        33
Your Investment Options                                     12       --------------------------------------------------------------
Your Variable Investment Options                            12       Federal Tax Status                                          34
Variable Investment Option Performance                      13       Taxes Payable by Contract Owners: General Rules             34
Your Fixed Option, DCA Plus Fixed Option and GIOs           13       Qualified Contracts                                         36
--------------------------------------------------------------       Loans                                                       37
Purchasing Your Contract                                    14       Withholding                                                 40
How to Apply for Your Contract                              14       Impact of Federal Income Taxes                              40
Purchasing the Enhanced Guaranteed Minimum Death                     Taxes on Pacific Life                                       40
 Benefit Rider (Optional)                                   14       --------------------------------------------------------------
Making Your Purchase Payments                               14       Additional Information                                      41
--------------------------------------------------------------       Voting Rights                                               41
How Your Payments Are Allocated                             15       Changes to Your Contract                                    41
Choosing Your Investment Options                            15       Changes to ALL Contracts                                    42
Investing in Variable Investment Options                    15       Inquiries and Submitting Forms and Requests                 43
When Your Investment is Effective                           16       Telephone Transactions                                      43
Transfers                                                   16       Timing of Payments and Transactions                         44
--------------------------------------------------------------       Confirmations, Statements and Other Reports to
Charges, Fees and Deductions                                18        Contract Owners                                            44
Withdrawal Charge                                           18       Replacement of Life Insurance or Annuities                  44
Premium Taxes                                               20       Financial Statements                                        45
Annual Fee                                                  20       Preparation for the Year 2000                               45
Waivers and Reduced Charges                                 21       --------------------------------------------------------------
Mortality and Expense Risk Charge                           21       The General Account                                         46
Administrative Fee                                          21       General Information                                         46
Annual Enhanced Guaranteed Minimum Death                             Guarantee Terms                                             46
 Benefit Rider Charge (Optional)                            22       Withdrawals and Transfers                                   48
Expenses of the Fund                                        22       --------------------------------------------------------------
--------------------------------------------------------------       Contents of the Statement of Additional
Retirement Benefits and Other Payouts                       22        Information                                                50
Selecting Your Annuitant                                    22       --------------------------------------------------------------
Annuitization                                               22       Appendix A: State Law Variations                            51
Choosing Your Annuity Date ("Annuity Start Date")           22       --------------------------------------------------------------
Default Annuity Date and Options                            23       Appendix B: Market Value Adjustment                         52
Choosing Your Annuity Option                                24       --------------------------------------------------------------
Your Annuity Payments                                       25       Where to Go for More Information                    Back Cover
Death Benefits                                              25
--------------------------------------------------------------
Withdrawals                                                 29
Optional Withdrawals                                        29
Tax Consequences of Withdrawals                             31
Short-Term Cancellation Right ("Free Look")                 31

TERMS USED IN THIS PROSPECTUS

Some of the terms we've used in this Prospectus may be new      Code - The Internal Revenue Code of 1986, as amended.
to you. We've identified them in the Prospectus by
capitalizing the first letter of each word. You'll find         Contingent Annuitant - A person, named in your Contract,
an explanation of what they mean below.                         who will become your sole surviving Annuitant if your
                                                                existing sole Annuitant (or both Joint Annuitants)
In this Prospectus, you and your mean the Contract Owner        should die.
or Policyholder. Pacific Life, we, us and our refer to
Pacific Life Insurance Company. Contract means a Pacific        Contingent Owner - A person, named in your Contract,
Portfolios variable annuity contract, unless we've stated       who will succeed to the rights as a Contract Owner
otherwise.                                                      of your Contract if all named Contract Owners die
                                                                before your Annuity Date.
If you have any questions, please ask your registered
representative or call us at 1-800-722-2333.                    Contract Anniversary - The same date, in each subsequent
                                                                year, as your Contract Date.
Account Value - The amount of your Contract Value
allocated to a specified Variable Investment Option,            Contract Date - The date we issue your Contract.
the Fixed Option or to a GIO.
                                                                Contract Debt - As of the end of any given Business Day,
Annual Fee - A $40 fee charged each year on your Contract       the principal amount you have outstanding on any loan
Anniversary and at the time of a full withdrawal, if your       under your Contract, plus any accrued and unpaid interest.
Net Contract Value is less than $50,000 on that date.           Loans are available only on certain Qualified Contracts.

Annuitant - A person on whose life annuity payments may         Contract Owner, Owner, Policyholder, you, or your -
be determined. An Annuitant's life may also be used to          Generally, a person who purchases a contract and makes
determine certain increases in death benefits, and to           the Purchase Payments. A Contract Owner has all
determine the Annuity Date. A Contract may name a single        rights in the Contract, including the right to make
("sole") Annuitant or two ("Joint") Annuitants, and may also    withdrawals, designate and change beneficiaries, transfer
name a "Contingent" Annuitant. If you name Joint Annuitants     amounts among Investment Options, and designate an
or a Contingent Annuitant, "the Annuitant" means the sole       Annuity Option. If your Contract names Joint Owners, both
surviving Annuitant, unless otherwise stated.                   Joint Owners are Contract Owners and share such rights.

Annuity Date ("Annuity Start Date") - The date specified        Contract Value - As of the end of any Business Day, the
in your Contract, or the date you later elect, if any, for      sum of your Variable Account Value, Fixed Option Value,
the start of annuity payments if the Annuitant (or Joint        DCA Plus Fixed Option Value, GIO Value and
Annuitants) is (or are) still living and your Contract is       the Loan Account Value.
in force; or if earlier, the date that annuity payments
actually begin.                                                 Contract Year - A year that starts on the Contract
                                                                Date or on a Contract Anniversary.
Annuity Option - Any one of the income options available
for a series of payments after your Annuity Date.               DCA Plus Fixed Option - If you allocate all or part
                                                                of your Purchase Payments to the DCA Plus Fixed Option,
Beneficiary - A person who may have a right to receive          such amounts are held in our General Account and
the death benefit payable upon the death of the Annuitant       receive interest at rates declared periodically
or a Contract Owner prior to the Annuity Date, or has a         (the "Guaranteed Interest Rate"), but not less
right to receive remaining guaranteed annuity payments,         than an annual rate of 3%.
if any, if the Annuitant dies after the Annuity Date.
                                                                DCA Plus Fixed Option Value - The aggregate of your
Business Day - Any day on which the value of an amount          Contract Value allocated to the DCA Plus Fixed Option.
invested in a Variable Investment Option is required to
be determined, which currently includes each day that the       Earnings - As of the end of any Business Day, your
New York Stock Exchange is open for trading and on which        Earnings equal your Contract Value less your aggregate
our Annuities administrative offices are open. The New          Purchase Payments, which are reduced by withdrawals of
York Stock Exchange is closed on weekends and on the            prior Purchase Payments.
following holidays: New Year's Day, Martin Luther
King, Jr. Day, President's Day, Good Friday, Memorial           Fixed Option - If you allocate all or part of your
Day, July Fourth, Labor Day, Thanksgiving Day and               Purchase Payments or Contract Value to the Fixed
Christmas Day. We may choose to close our Annuities             Option, such amounts are held in our General
administrative offices on other holidays, a day                 Account and receive the Guaranteed Interest Rate
immediately preceding or following a national holiday,          but not less than an annual rate of 3%.
or in emergency situations, such as those extraordinary
circumstances described in Timing of Payments and               Fixed Option Value - The aggregate amount of your
Transactions. In this Prospectus, "day" or "date"               Contract Value allocated to the Fixed Option.
means Business Day unless otherwise specified.
If any transaction or event called for under a                  Fund - Pacific Select Fund.
Contract is scheduled to occur on a day that is
not a Business Day, such transaction or event will              General Account - Our General Account consists of all
be deemed to occur on the next following Business               of our assets other than those assets allocated to
Day unless otherwise specified. Special circumstances           Separate Account A or to any of our other separate
such as leap years and months with fewer than 31 days           accounts.
are discussed in the SAI.
                                                                GIO Term Value - The aggregate amount under your
                                                                Contract allocated to all GIOs that have the same
                                                                length Guarantee Term. The GIO Term Value is based
                                                                on the original Guarantee Term, not the time remaining
                                                                in the Guarantee Term. The GIO Term Value is used in
                                                                determining which GIOs will be accessed when you make a
                                                                withdrawal or transfer.

                                                                GIO Value - The aggregate amount of your Contract Value
                                                                allocated to all GIOs.

TERMS USED IN THIS PROSPECTUS

Guarantee Term - The period during which an amount you          Qualified Contract - A Contract that qualifies under
allocate to the Fixed Option or to a GIO earns a                the Code as an individual retirement annuity or account
Guaranteed Interest Rate. These terms are up to one-year        ("IRA"), or a Contract purchased by a Qualified Plan,
for the Fixed Option, one-year for the DCA Plus Fixed           qualifying for special tax treatment under the Code.
Option and three-, six- and ten-years for the GIOs.
                                                                Qualified Plan - A retirement plan that receives
Guaranteed Interest Option ("GIO") - If you allocate            favorable tax treatment under Section 401, 403, 408,
all or part of your Purchase Payments or Contract Value         408A or 457 of the Code.
to one or more GIOs, such amounts are subject to a
particular Guaranteed Interest Rate for the Guarantee           SEC - Securities and Exchange Commission.
Term selected. GIO amounts are held in our General
Account and are subject to a Market Value Adjustment            Separate Account A (the "Separate Account") - A separate
if annuitized, withdrawn or transferred prior to the            account of ours registered as a unit investment trust
end of the Guarantee Term. Each new allocation will             under the Investment Company Act of 1940.
receive the Guaranteed Interest Rate then applicable
to new allocations for the selected Guarantee Term.             Subaccount - An investment division of the Separate
                                                                Account. Each Subaccount invests its assets in shares
Guaranteed Interest Rate - The interest rate guaranteed         of a corresponding Portfolio.
at the time of allocation (or rollover) for the
Guarantee Term on amounts allocated to the Fixed Option,        Subaccount Annuity Unit - Subaccount Annuity Units
DCA Plus Fixed Option, or Guaranteed Interest Option.           (or "Annuity Units") are used to measure variation
All Guaranteed Interest Rates are expressed as annual           in variable annuity payments. To the extent you elect
rates and interest is accrued daily. The rate will not be       to convert all or some of your Contract Value into
less than an annual rate of 3%.                                 variable annuity payments, the amount of each annuity
                                                                payment (after the first payment) will vary with the
                                                                value and number of Annuity Units in each Subaccount
Investment Option - A Variable Account, the Fixed               attributed to any variable annuity payments. At
Option, the DCA Plus Fixed Option or a GIO offered              annuitization (after any applicable premium taxes
under the Contract.                                             and/or other taxes are paid), the amount annuitized
                                                                to a variable annuity determines the amount of your
Joint Annuitant - If your Contract is a Non-Qualified           first variable annuity payment and the number of
Contract, you may name two Annuitants, called "Joint            Annuity Units credited to your annuity in each
Annuitants," in your application for your Contract.             Subaccount. The value of Subaccount Annuity Units,
Special restrictions apply for Qualified Contracts.             like the value of Subaccount Units, is expected
                                                                to fluctuate daily, as described in the definition
Loan Account Value - The amount transferred from your           of Unit Value.
Investment Options to the General Account to secure a
Contract loan, increased by interest earned and                 Subaccount Unit - Before your Annuity Date, each
decreased by any principal repayments and/or withdrawals        time you allocate an amount to a Subaccount, your
or transfers of interest earned.                                Contract is credited with a number of Subaccount
                                                                Units in that Subaccount; these Units are used
Market Value Adjustment ("MVA") - The adjustment made           for accounting purposes to measure your Account
to any amount annuitized, transferred or withdrawn from         Value in that Subaccount. The value of Subaccount
a GIO prior to the end of its Guarantee Term. This              Units is expected to fluctuate daily, as described
adjustment reflects the impact of changes in applicable         in the definition of Unit Value.
interest rates between the time the Purchase Payment(s)
and/or Contract Value is allocated to a specific GIO            Unit Value - The value of a Subaccount Unit
and the time of the annuitization, withdrawal or transfer.      ("Subaccount Unit Value") or Subaccount Annuity
                                                                Unit ("Subaccount Annuity Unit Value"). Unit Value
Net Contract Value - Your Contract Value less                   of any Subaccount is subject to change on any Business
Contract Debt.                                                  Day in much the same way that the value of a mutual
                                                                fund share changes each day. The fluctuations in value
Non-Qualified Contract - A Contract other than a                reflect the investment results, expenses of and charges
Qualified Contract.                                             against the Portfolio in which the Subaccount invests its
                                                                assets. Fluctuations also reflect charges against the
Policyholder - The Contract Owner.                              Separate Account. Changes in Subaccount Annuity Unit
                                                                Values also reflect an additional factor that adjusts
Portfolio - A separate portfolio of the Fund.                   Subaccount Annuity Unit Values to offset our Annuity
                                                                Option Table's implicit assumption of an annual
Primary Annuitant - The individual that is named in             investment return of 5%. The effect of this assumed
your Contract, the events in the life of whom are of            investment return is explained in detail in the SAI.
primary importance in affecting the timing or amount            Unit Value of a Subaccount Unit or Subaccount Annuity
of the payout under the Contract.                               Unit on any Business Day is measured at or about
                                                                4:00 p.m., Eastern time, on that Business Day.
Purchase Payment - An amount paid to us by or on
behalf of a Contract Owner, as consideration for the            Variable Account Value - The aggregate amount of your
benefits provided under the Contract.                           Contract Value allocated to all Subaccounts.

                                                                Variable Investment Option - A Subaccount.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                                                This overview tells you some key things you should know about your Contract.
                                                It's designed as a summary only - please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

                                                Some states have different rules about how annuity contracts are described or administered. The terms of your Contract, or of any endorsement or supplement, prevails over what's in this Prospectus.

                                                --------------------------------------------------------------------------------
Pacific Portfolios Basics                       Pacific Portfolios is an annuity contract between you and Pacific Life
                                                Insurance Company.
An annuity contract may be appropriate
if you're looking for retirement income         This Contract is designed for long-term financial planning. It allows you to
or you want to meet other long-term             invest money on a tax-deferred basis for retirement or other goals, and to
financial objectives.                           receive income in a variety of ways, including a series of income payments for life or for a specified period of years.
This Contract may not be the right one for
you, however, if you need to withdraw money     Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified
for short-term needs, because withdrawal        Contract with "after-tax" dollars. You buy a Qualified Contract under a charges and tax penalties for early withdrawal  qualified retirement or pension plan, or an individual retirement annuity or
may apply.                                      account (IRA).

You should consider the Contract's investment   Pacific Portfolios is a variable annuity, which means that the value of your
and income benefits, as well as its costs.      Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Purchase Payments and how much you add each time. The Contract provides a death benefit if the first Owner or last Annuitant dies during the accumulation phase.

                                                Your Right to Cancel

                                                During the right to cancel period, you have the right to cancel your Contract and return it to us or to your registered representative for a refund. The amount refunded may be more or less than the Purchase Payments you've made, depending on the state where you signed your application and the kind of
                                                Contract you buy. If you signed your application in a state that requires us to refund Purchase Payments, we'll hold any Purchase Payments allocated to the
                                                Variable Investment Options in the Money Market Investment Option until the free look transfer date.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                                                --------------------------------------------------------------------------------
The Accumulation Phase                          During the accumulation phase, you can put money in your Contract by making
                                                Purchase Payments, and choose Investment Options to allocate them to. You can
The Investment Options you choose and how       also take money out of your Contract by making a withdrawal. The accumulation
they perform will affect the value              phase begins on your Contract Date and continues until your Annuity Date.
of your Contract during the accumulation
phase, as well as the amount of your            Purchase Payments
annuity payments during the income
phase if you choose a variable                  Your initial Purchase Payment must be at least $5,000 for a Non-Qualified
annuitization payout.                           Contract and at least $2,000 for a Qualified Contract. Additional Purchase
                                                Payments must be at least $250 for a Non-Qualified Contract and $50 for a
                                                Qualified Contract.

                                                Investment Options

You can ask your registered representative      You can choose from 17 Variable Investment Options (also called Subaccounts),
to help you choose the right Investment         each of which invests in a corresponding Portfolio of the Pacific Select Fund.
Options for your goals and risk tolerance.      We're the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund's Portfolios and manage two of the Portfolios
You'll find more about the Investment Options   directly. We've retained other managers to manage the other Portfolios. The
starting on page 12.                            value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.
We'll apply the Market Value Adjustment if
you make a transfer or withdrawal from a        You can also choose from three Fixed Options that earn a guaranteed rate of
Guaranteed Interest Option before the end       interest of at least 3%: the Fixed Option, the DCA Plus Fixed Option when you
of its term. See Appendix B for details         elect DCA Plus, and the Guaranteed Interest Option, which has Guaranteed Terms
about how we calculate the Market Value         of three, six or 10 years. Not all of the Fixed Options are available in every
Adjustment.                                     state.

                                                We allocate your Purchase Payments to the Fixed Options and Variable Investment
You'll find more about transfers starting       Options you choose. The value of your Contract will fluctuate during the
on page 16.                                     accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.

                                                Transferring among Investment Options

                                                You can transfer among Investment Options any time until your Annuity Date
You'll find more about withdrawals              without paying any current income tax. You can also make automatic transfers by
starting on page 29.                            enrolling in our dollar cost averaging, portfolio rebalancing or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Options.

                                                Withdrawals

                                                You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw Purchase
                                                Payments that are less than seven years old. Some restrictions apply to making withdrawals from the Fixed Options.

                                                In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

                                                --------------------------------------------------------------------------------
The Income Phase                                The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can
You'll find more about annuitization            annuitize your Contract and receive a series of income payments.
starting on page 22.
                                                You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your designated payee.

                                                If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, you can transfer among the Variable Investment
                                                Options up to four times in any 12-month period.

                                                --------------------------------------------------------------------------------
The Death Benefit                               The Contract provides a death benefit if the first Owner or last surviving
                                                Annuitant dies during the accumulation phase. Death benefit proceeds are
You'll find more about the death benefit        payable when we receive proof of death and payment instructions. Who we pay a
starting on page 25.                            death benefit to, and how we calculate the amount of the death benefit depend on who dies first and the type of Contract you own.
This rider is not available in all states.
                                                Enhanced Guaranteed Minimum Death Benefit Rider

                                                This optional rider offers the potential for a larger death benefit. You can buy the rider when you buy your Contract. You cannot buy the rider after you've bought your Contract.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                                                   This section of the overview explains the fees and expenses associated with your Pacific Portfolios Contract.

For information about how Separate Account A    .  Contract Expenses are expenses that we deduct from your Contract.
and Fund Expenses affect accumulation              These expenses are fixed under the terms of your Contract. Premium
Units, see Financial Highlights on                 taxes or other taxes may also apply to your Contract. We generally
page 33.                                           charge premium taxes when you annuitize your Contract, but there may be other times when we charge them to your Contract instead.
                                                   Please see your Contract for details.

                                                .  Separate Account A Annual Expenses are expenses that we deduct from the assets of each Variable Investment Option. They are guaranteed not to increase under the terms of your Contract.

                                                .  Fees and Expenses Paid by the Pacific Select Fund affect you indirectly if you choose a Variable Investment Option because they reduce Portfolio returns. They can vary from year to year. They are not fixed and are not part of the terms of your Contract.

                                                --------------------------------------------------------------------------------
Contract Expenses                                  Sales charge on Purchase Payments                                  none
                                                   Maximum withdrawal charge, as a percentage of
                                                   Purchase Payments                                                  7.0%/1/
                                                   Withdrawal transaction fee                                         none/2/
                                                   Transfer fee                                                       none/3/
                                                   Annual Fee                                                       $40.00/4/
                                                   Annual Enhanced Death Benefit Charge if you buy the
                                                    Enhanced Guaranteed Minimum Death Benefit Rider
                                                    (calculated as a percentage of the Contract Value)/5/
                                                     If the age of the youngest Annuitant on your Contract Date
                                                      is 65 or younger                                                0.10%
                                                     If the age of the youngest Annuitant on your Contract Date
                                                      is 66 to 75                                                     0.30%

                                                --------------------------------------------------------------------------------
Separate Account A Annual Expenses                 Mortality and Expense Risk Charge                                  1.25%/6/
(as a percentage of the average daily              Administrative Fee                                                 0.15%/6/
Account Value)                                                                                                        ----
                                                   Total Separate Account A Annual Expenses                           1.40%
                                                                                                                      ----
                                                /1/ The withdrawal charge may not apply or may be reduced under certain circumstances. See Withdrawals, and Charges, Fees and Deductions.

                                                /2/ In the future, we may charge a fee of up to $15 for any withdrawal over 15 that you make in a Contract Year. See Withdrawals - Optional
                                                    Withdrawals.

                                                /3/ In the future, we may charge a fee of up to $15 for any transfer over 15 that you make in a Contract Year. See How Your Payments Are
                                                    Allocated - Transfers.

                                                /4/ We deduct the Annual Fee on each Contract Anniversary up to your Annuity
                                                    Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See Charges, Fees and Deductions.

                                                /5/ If you buy the Enhanced Guaranteed Minimum Death Benefit Rider
                                                    ("EGMDBR"), which is subject to state availability, we deduct this charge on each Contract Anniversary date that the rider is in effect and when you make a full withdrawal. See Charges, Fees and Deductions.

                                                /6/ This is an annual rate. The daily rate is calculated by dividing the annual rate by 365.

                                                --------------------------------------------------------------------------------
Fees and Expenses Paid by the                   The Pacific Select Fund pays advisory fees and other expenses. These are
Pacific Select Fund                             deducted from the assets of the Fund's Portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Contract. If you
You'll find more about the Pacific Select       choose a Variable Investment Option, these fees and expenses affect you
Fund starting on page 12, and in the Fund's     indirectly because they reduce Portfolio returns.
Prospectus, which accompanies this Prospectus.
                                                Advisory Fee

                                                Pacific Life is the investment adviser to the Fund. The Fund pays an advisory fee to us for these services. The table below shows the advisory fee as an annual percentage of each Portfolio's average daily net assets.

                                                Other Expenses

                                                The table also shows expenses the Fund paid in 1998 as an annual percentage of each Portfolio's average daily net assets. To help limit Fund expenses, we've agreed to waive all or part of our investment advisory fees or otherwise reimburse each Portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed
                                                0.25% of its average daily net assets. We do this voluntarily, but do not guarantee that we'll continue to do so after December 31, 2000. No reimbursement was necessary for 1998.

                                                --------------------------------------------------------------------------------
                                                Portfolio              Advisory Fee Other Expenses Total Expenses
                                                --------------------------------------------------------------------------------
                                                Money Market/1/            0.37%         0.06%           0.43%
                                                High Yield Bond/1/         0.60%         0.06%           0.66%
                                                Managed Bond               0.60%         0.06%           0.66%
                                                Government Securities      0.60%         0.06%           0.66%
                                                Aggressive Equity          0.80%         0.09%           0.89%
                                                Growth LT                  0.75%         0.05%           0.80%
                                                Equity Income/1/           0.65%         0.05%           0.70%
                                                Multi-Strategy/1/          0.65%         0.06%           0.71%
                                                Large-Cap Value/2/         0.85%         0.06%           0.91%
                                                Mid-Cap Value/2/           0.85%         0.06%           0.91%
                                                Equity                     0.65%         0.06%           0.71%
                                                Bond and Income            0.60%         0.10%           0.70%
                                                Equity Index               0.16%         0.05%           0.21%
                                                Small-Cap Index/2/         0.50%         0.06%           0.56%
                                                REIT/2/                    1.10%         0.06%           1.16%
                                                International              0.85%         0.15%           1.00%
                                                Emerging Markets           1.10%         0.36%           1.46%
                                                --------------------------------------------------------------------------------

                                                /1/ Total net expenses for these Portfolios in 1998, after deduction of an offset for custodian credits, was: 0.42% for Money Market Portfolio, 0.65% for
                                                High Yield Bond Portfolio, 0.69% for Equity Income Portfolio, and 0.70% for
                                                Multi-Strategy Portfolio.

                                                /2/ Expenses are estimated. There were no actual advisory fees or other expenses for these Portfolios in 1998 because the Portfolios started on January
                                                4, 1999.

AN OVERVIEW OF PACIFIC PORTFOLIOS

                                                 --------------------------------------------------------------------------------
Examples                                         The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract, surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

                                                 These examples assume the following:

                                                 . the Contract Value starts at $45,000

                                                 . the Investment Options have an annual return of 5%

                                                 . the Annual Fee is deducted even when the Contract Value goes over $50,000 and a waiver would normally apply.

                                                 without rider reflects the expenses you would pay if you did not buy the optional Enhanced Guaranteed Minimum Death Benefit Rider.

                                                 with rider reflects expenses you would pay if you bought the optional Enhanced
                                                 Guaranteed Minimum Death Benefit Rider. These expenses depend on the age of the youngest Annuitant on the Contract Date.

                                                 These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.

                                                 --------------------------------------------------------------------------------
                                                                                                          Expenses if you did
                                                                                                          not annuitize or
                                                                Expenses if you      Expenses if you      surrender, but left
                                                                annuitized           surrendered          the money in your
                                                                your Contract ($)    your Contract ($)    Contract ($)
                                                 -----------------------------------------------------------------------------
                                                 Variable
                                                  Account       1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                                                 -----------------------------------------------------------------------------
                                                 Money Market
                                                 without rider  82   60   103  222   82   114  130  222   19   60   103  222
                                                 with rider:
                                                 age 0-65       83   63   108  233   83   117  135  233   20   63   108  233
                                                 with rider:
                                                 age 66-75      86   69   119  254   86   123  146  254   23   69   119  254
                                                 -----------------------------------------------------------------------------
                                                 High Yield Bond
                                                 without rider  85   67   115  247   85   121  142  247   22   67   115  247
                                                 with rider:
                                                 age 0-65       86   70   120  257   86   124  147  257   23   70   120  257
                                                 with rider:
                                                 age 66-75      88   76   130  277   88   130  157  277   25   76   130  277
                                                 -----------------------------------------------------------------------------
                                                 Managed Bond
                                                 without rider  85   67   115  247   85   121  142  247   22   67   115  247
                                                 with rider:
                                                 age 0-65       86   70   120  257   86   124  147  257   23   70   120  257
                                                 with rider:
                                                 age 66-75      88   76   130  277   88   130  157  277   25   76   130  277
                                                 -----------------------------------------------------------------------------
                                                 Government
                                                  Securities
                                                 without rider  85   67   115  247   85   121  142  247   22   67   115  247
                                                 with rider:
                                                 age 0-65       86   70   120  257   86   124  147  257   23   70   120  257
                                                 with rider:
                                                 age 66-75      88   76   130  277   88   130  157  277   25   76   130  277
                                                 -----------------------------------------------------------------------------
                                                 Aggressive Equity
                                                 without rider  87   74   127  270   87   128  154  270   24   74   127  270
                                                 with rider:
                                                 age 0-65       88   77   132  280   88   131  159  280   25   77   132  280
                                                 with rider:
                                                 age 66-75      90   83   142  300   90   137  169  300   27   83   142  300
                                                 -----------------------------------------------------------------------------
                                                 Growth LT
                                                 without rider  86   71   122  261   86   125  149  261   23   71   122  261
                                                 with rider:
                                                 age 0-65       87   74   127  271   87   128  154  271   24   74   127  271
                                                 with rider:
                                                 age 66-75      89   80   137  291   89   134  164  291   26   80   137  291
                                                 -----------------------------------------------------------------------------

                             -----------------------------------------------------------------------------------------
                                                                                                  Expenses if you did
                                                                                                  not annuitize or
                                                        Expenses if you      Expenses if you      surrender, but left
                                                        annuitized           surrendered          the money in your
                                                        your Contract ($)    your Contract ($)    Contract ($)
                             -----------------------------------------------------------------------------------------
                             Variable Account           1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr 1 yr 3 yr 5 yr 10 yr
                             -----------------------------------------------------------------------------------------
                             Equity Income
                             without rider              85   68   117  251   85   122  144  251   22   68   117  251
                             with rider: age 0-65       86   71   122  261   86   125  149  261   23   71   122  261
                             with rider: age 66-75      88   77   132  281   88   131  159  281   25   77   132  281
                             -----------------------------------------------------------------------------------------
                             Multi-Strategy
                             without rider              85   69   118  252   85   123  145  252   22   69   118  252
                             with rider: age 0-65       86   72   123  262   86   126  150  262   23   72   123  262
                             with rider: age 66-75      88   78   133  282   88   132  160  282   25   78   133  282
                             -----------------------------------------------------------------------------------------
                             Large-Cap Value
                             without rider              87   75   128  272   87   129  155  272   24   75   128  272
                             with rider: age 0-65       88   78   133  282   88   132  160  282   25   78   133  282
                             with rider: age 66-75      90   84   143  302   90   138  170  302   27   84   143  302
                             -----------------------------------------------------------------------------------------
                             Mid-Cap Value
                             without rider              87   75   128  272   87   129  155  272   24   75   128  272
                             with rider: age 0-65       88   78   133  282   88   132  160  282   25   78   133  282
                             with rider: age 66-75      90   84   143  302   90   138  170  302   27   84   143  302
                             -----------------------------------------------------------------------------------------
                             Equity
                             without rider              85   69   118  252   85   123  145  252   22   69   118  252
                             with rider: age 0-65       86   72   123  262   86   126  150  262   23   72   123  262
                             with rider: age 66-75      88   78   133  282   88   132  160  282   25   78   133  282
                             -----------------------------------------------------------------------------------------
                             Bond and Income
                             without rider              85   68   117  251   85   122  144  251   22   68   117  251
                             with rider: age 0-65       86   71   122  261   86   125  149  261   23   71   122  261
                             with rider: age 66-75      88   77   132  281   88   131  159  281   25   77   132  281
                             -----------------------------------------------------------------------------------------
                             Equity Index
                             without rider              80   53   92   199   80   107  119  199   17   53   92   199
                             with rider: age 0-65       81   56   97   210   81   110  124  210   18   56   97   210
                             with rider: age 66-75      83   63   107  231   83   117  134  231   20   63   107  231
                             -----------------------------------------------------------------------------------------
                             Small-Cap Index
                             without rider              84   64   110  236   84   118  137  236   21   64   110  236
                             with rider: age 0-65       85   67   115  247   85   121  142  247   22   67   115  247
                             with rider: age 66-75      87   73   125  267   87   127  152  267   24   73   125  267
                             -----------------------------------------------------------------------------------------
                             REIT
                             without rider              90   82   140  297   90   136  167  297   27   82   140  297
                             with rider: age 0-65       91   85   145  307   91   139  172  307   28   85   145  307
                             with rider: age 66-75      93   91   155  326   93   145  182  326   30   91   155  326
                             -----------------------------------------------------------------------------------------
                             International
                             without rider              88   77   132  281   88   131  159  281   25   77   132  281
                             with rider: age 0-65       89   80   137  291   89   134  164  291   26   80   137  291
                             with rider: age 66-75      91   86   147  311   91   140  174  311   28   86   147  311
                             -----------------------------------------------------------------------------------------
                             Emerging Markets
                             without rider              93   91   155  326   93   145  182  326   30   91   155  326
                             with rider: age 0-65       94   94   160  335   94   148  187  335   31   94   160  335
                             with rider: age 66-75      96   100  170  354   96   154  197  354   33   100  170  354
                             -----------------------------------------------------------------------------------------

                            YOUR INVESTMENT OPTIONS

You may choose among seventeen different Variable Investment Options, the Fixed Option, the DCA Plus Fixed Option and among the three Guarantee Terms under the Guaranteed Interest Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

                                                      Primary Investments
   Portfolio               Objective             (under normal circumstances)    Portfolio Manager
------------------------------------------------------------------------------------------------------
 Money Market    Current income consistent     Highest quality money market      Pacific Life
                 with preservation of          instruments believed to have      Insurance Company
                 capital.                      limited credit risk.
------------------------------------------------------------------------------------------------------
 High Yield      High level of current         Fixed income securities with      Pacific Life
 Bond            income.                       lower and medium-quality credit   Insurance Company
                                               ratings and intermediate to long
                                               terms to maturity.
------------------------------------------------------------------------------------------------------
 Managed Bond    Maximize total return         Medium and high-quality fixed     Pacific Investment
                 consistent with prudent       income securities with varying    Management Company
                 investment management.        terms to maturity.
------------------------------------------------------------------------------------------------------
 Government      Maximize total return         Fixed income securities that are  Pacific Investment
 Securities      consistent with prudent       issued or guaranteed by the U.S.  Management Company
                 investment management.        government, its agencies or
                                               government-sponsored enterprises.
------------------------------------------------------------------------------------------------------
 Aggressive      Capital appreciation.         Equity securities of small        Alliance Capital
 Equity                                        emerging-growth companies and     Management L.P.
                                               medium-sized companies.
------------------------------------------------------------------------------------------------------
 Growth LT       Long-term growth of capital   Equity securities of a large      Janus Capital
                 consistent with the           number of companies of any size.  Corporation
                 preservation of capital.
------------------------------------------------------------------------------------------------------
 Equity Income   Long-term growth of capital   Equity securities of large and    J.P. Morgan
                 and income.                   medium-sized dividend-paying U.S. Investment Management
                                               companies.                        Inc.
------------------------------------------------------------------------------------------------------
 Multi-Strategy  High total return.            A mix of equity and fixed income  J.P. Morgan
                                               securities.                       Investment Management
                                                                                 Inc.
------------------------------------------------------------------------------------------------------
 Large-Cap       Long-term growth of capital.  Equity securities of large U.S.   Salomon Brothers
 Value           Current income is of          companies.                        Asset Management Inc
                 secondary importance.
------------------------------------------------------------------------------------------------------
 Mid-Cap Value   Capital appreciation.         Equity securities of medium-sized Lazard Asset
                                               U.S. companies believed to be     Management
                                               undervalued.
------------------------------------------------------------------------------------------------------
 Equity          Capital appreciation.         Equity securities of large U.S.   Goldman Sachs
                 Current income is of          growth-oriented companies.        Asset Management
                 secondary importance.
------------------------------------------------------------------------------------------------------
 Bond and        Total return and income       A wide range of fixed income      Goldman Sachs
 Income          consistent with prudent       securities with varying terms to  Asset Management
                 investment management.        maturity, with an emphasis on
                                               long-term bonds.
------------------------------------------------------------------------------------------------------
 Equity Index    Investment results that       Equity securities of companies    Bankers Trust
                 correspond to the total       that are included in the Standard Company
                 return of common stocks       & Poor's 500 Composite Stock
                 publicly traded in the U.S.   Price Index.
------------------------------------------------------------------------------------------------------
 Small-Cap       Investment results that       Equity securities of companies    Bankers Trust
 Index           correspond to the total       that are included in the Russell  Company
                 return of an index of small   2000 Small Stock Index.
                 capitalization companies.
------------------------------------------------------------------------------------------------------
 REIT            Current income and long-term  Equity securities of real estate  Morgan Stanley Asset
                 capital appreciation.         investment trusts.                Management
------------------------------------------------------------------------------------------------------
 International   Long-term capital             Equity securities of companies of Morgan Stanley Asset
                 appreciation.                 any size located in developed     Management
                                               countries outside of the U.S.
------------------------------------------------------------------------------------------------------
 Emerging        Long-term growth of capital.  Equity securities of companies    Blairlogie Capital
 Markets                                       that are located in countries     Management
                                               generally regarded as "emerging
                                               market" countries.
------------------------------------------------------------------------------------------------------

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for fifteen of the Portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although the Subaccounts were established January 2, 1996 and have no historical performance prior to that date, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500), and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our claims paying ability that are produced by rating agencies and organizations.

Your Fixed Option, DCA Plus Fixed Option and GIOs

The Fixed Option, the DCA Plus Fixed Option and the GIOs each offer you a guaranteed minimum interest rate on the amounts you allocate to these Options. Amounts you allocate to these Options, and your earnings credited are held in our General Account. The GIOs are available in three-, six-, and ten-year terms. If you annuitize, transfer or withdraw amounts allocated to a GIO before its Guarantee Term has expired, these amounts are adjusted by the MVA. For more detailed information about these Options, see THE GENERAL ACCOUNT section in this Prospectus.

                            PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your application and payment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Purchase Payment for more than five Business Days without your permission.

You may also purchase a Contract by exchanging your existing Contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner's age is calculated as of his or her age last birthday. If the sole Contract Owner or sole Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (Optional)

If you purchase the Enhanced Guaranteed Minimum Death Benefit Rider (the "EGMDBR") (subject to state availability) at the time your application is completed, we charge an annual Enhanced Death Benefit Charge on each Contract Anniversary prior to the Annuity Date that the EGMDBR remains in effect. The Charge will be equal to the pertinent percentage, as described below, multiplied by the Contract Value on the day the charge is deducted. The Charge percentage is equal to 0.10% if the youngest Annuitant's age is 65 or younger on the Contract Date and 0.30% if the youngest Annuitant's age is 66 through 75 on the Contract Date. We deduct this Charge from your Contract Value allocated to your Investment Options on a pro-rata basis. However, any portion of the Charge we deduct from the Fixed Option, the DCA Plus Fixed Option, and the GIOs will not be greater than the interest credited to each of these Options, respectively, in excess of the annual rate of 3%. If you make a full withdrawal of your Net Contract Value during a Contract Year, we will deduct the entire Charge for that Contract Year from the final payment made to you.

The EGMDBR may only be purchased on the Contract Date and will remain in effect until the earlier of (a) the full withdrawal of the amount available for withdrawal under the Contract, (b) a death benefit becomes payable under the Contract, (c) any termination of the Contract in accordance with the provisions of the Contract, or (d) the Annuity Date. The EGMDBR may not otherwise be cancelled. The EGMDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

Making Your Purchase Payments

Making Your Initial Payment

Your initial Purchase Payment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan ("PAC"), which allows you to pay in equal monthly installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000.

Making Additional Payments

You may choose to invest additional amounts in your Contract at any time. Each additional Purchase Payment must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts.

Forms of Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Purchase Payments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Purchase Payments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during your "free look" period may be delayed until your check has cleared.

                        HOW YOUR PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among the seventeen Subaccounts, the GIOs, the Fixed Option and, if available in your state of issue, if you elect DCA Plus, the DCA Plus Fixed Option. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective either on your Contract Date or on your Free Look Transfer Date. See WITHDRAWALS--Short-Term Cancellation Right ("Free Look"). Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS--Short-Term Cancellation Right ("Free Look") section. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is issued.

Investing in Variable Investment Options

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the "Unit Value" of one Unit of that Subaccount.

  Example: You allocate $600 to the Government Securities Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Government Securities Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units at or about 4:00 p.m., Eastern time on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Purchase Payment is ordinarily effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Purchase Payment in proper form. See ADDITIONAL INFORMATION--Inquiries and Submitting Forms and Requests.

Transfers

Once your Payments are allocated to the Investment Options you selected, you may transfer your Contract Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. Certain restrictions apply to the Fixed Option, the DCA Plus Fixed Option and GIOs. See THE GENERAL ACCOUNT--Withdrawals and Transfers. Transfer requests are normally effective on the Business Day we receive them in proper form. If your Contract was issued in a state that requires refund of Purchase Payments under your Free Look Right, transfers may only be made after your Free Look Transfer Date. See WITHDRAWALS--Short-Term Cancellation Right ("Free Look").

No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year. Transfers under the dollar cost averaging and earnings sweep options (but not those under the DCA Plus and the portfolio rebalancing options described below) are counted toward your total transfers in a Contract Year. Any such fee would be charged against your Investment Options proportionately, based on your relative Account Value in each immediately after the transfer.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than the minimum amount, we may transfer that remaining amount to your other Investment Options in the proportions specified in your current allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. We also reserve the right (unless otherwise required by law) to limit the size of transfers, to limit the number and frequency of transfers, to restrict transfers, and to suspend transfers. We reserve the right to reject any transfer request.

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after annuitization are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--Withdrawals and Transfers in the Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Automatic Transfer Options

We offer four automatic transfer options: DCA Plus, dollar cost averaging, portfolio rebalancing and earnings sweep. There is no charge for these options, although transfers under the dollar cost averaging and earnings sweep options are counted towards your total transfers in a Contract Year.

DCA Plus

DCA Plus provides a way for you to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. This allows you to average the Unit Values of the Variable Investment Option(s) over time, and may permit a "smoothing" of abrupt peaks and drops in Unit Values.

Prior to the Annuity Date, you may allocate all or a portion of your Purchase Payment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amounts to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The day that the first Purchase Payment allocation is made to the DCA Plus Fixed Option will begin a Guaranteed Term of 12 months and a period of 12 monthly transfers. On the same day of each month thereafter, we will transfer to the Variable Investment Options you selected an amount equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guaranteed Term.

  Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00%. On June 1, the value of the DCA Plus Fixed Option is $10,040.75. On June 1, a transfer equal to $836.73 ($10,040.75/12) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is therefore $9,204.02.

  On July 1, your DCA Plus Fixed Option Value has now increased to $9,241.52. We will transfer $840.14 ($9,241.52/11) to the Variable Investment Options, leaving a remaining value of $8,401.38 in the DCA Plus Fixed Option.

During the Guarantee Term, you may allocate all or a part of additional Purchase Payments to the DCA Plus Fixed Option, provided such allocations are at least $250. Each such allocation will be transferred to the Variable Investment Options you selected over the remaining Guarantee Term. Transfers will be made proportionately from the DCA Plus Fixed Option Value attributed to each Purchase Payment allocation.

  Example: (Using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $13,443.79. An amount equal to $1,344.38 ($13,443.79/10) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $12,099.41.

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus. DCA Plus transfers must be made on a monthly basis to the Variable Investment Options; you may not choose to transfer other than monthly nor may you transfer to either the Fixed Option or any of the GIOs under DCA Plus.

Unless otherwise instructed, any additional Purchase Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent Purchase Payment allocation instructions. If we receive any additional Purchase Payments after your DCA Plus ends and you have not changed your Purchase Payment allocation instructions, the portion of additional Purchase Payments that you had instructed us to allocate to the DCA Plus Fixed Option under DCA Plus will be allocated to the Variable Investment Options in the same proportion you had elected under DCA Plus.

When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements.

Your DCA Plus program automatically ends at the end of your DCA Plus Guarantee Term. If we do not receive completed DCA Plus transfer instructions in proper order by the time your first DCA Plus transfer is due, your DCA Plus will be automatically terminated at the time and your DCA Plus Fixed Account Value will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you provide us with other transfer instructions. You may request, in a form satisfactory to us, termination of your DCA Plus program at any time. Upon our receipt of such request, or when death benefit proceeds become payable, any remaining balance in your DCA Plus Fixed Option will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you instruct us to transfer such amounts to other Investment Options. On your Annuity Date any net amount converted to an annuity from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account, unless you instruct us otherwise.

You may have only one DCA Plus program in effect at any given time. DCA Plus may not be used concurrently with our dollar cost averaging program. Further, the DCA Plus Fixed Option is not available for use with any of our other systematic transfer programs; i.e., dollar cost averaging, portfolio rebalancing or earnings sweep.

We reserve the right to change the terms and conditions of DCA Plus, but not a DCA Plus program you already have in effect.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. The Fixed Option, DCA Plus Fixed Option and GIOs are not available for dollar cost averaging. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option, DCA Plus Fixed Option and GIOs are not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on (i) amounts annuitized after the first Contract Year, (ii) payments of death benefits,

(iii) withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or, (iv) subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

Free Withdrawals

We will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of amounts held under your Contract for at least six Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this "free 10%" from your "oldest" Purchase Payment that is still otherwise subject to the charge.

  Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year
  2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that payment was effective. A payment is "one year old" or has an "age of one" from the day it is effective until your next Contract Anniversary; beginning on that Contract Anniversary, your payment will have an "age of two" for a full Contract Year. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

      "Age" of Payment                                  Withdrawal
         in Years                                         Charge
      ----------------                                  ----------
           1............................................      7%
           2............................................      7%
           3............................................      6%
           4............................................      5%
           5............................................      3%
           6............................................      1%
           7 or more....................................      0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the "oldest" Payment withdrawn first. The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs. Any applicable Annual Fee will be deducted after the withdrawal charge is calculated. In addition, amounts you withdraw from your GIO(s) will be subject to the MVA. See THE GENERAL ACCOUNT--Withdrawals and Transfers.

We pay sales commissions and other expenses associated with promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 6.75% of your aggregate Purchase Payments.

Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time

Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR PAYMENTS ARE ALLOCATED--Transfers. However, amounts transferred from a GIO before its Guarantee Term has expired are subject to the MVA. See THE GENERAL ACCOUNT-- Withdrawals and Transfers and GIOs.

Premium Taxes

Depending on (among other factors) your state of residence, a tax may be imposed on your Purchase Payments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Purchase Payments ("premium taxes") on your behalf, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, "premium taxes" include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may agree to reduce or waive the withdrawal charge or the Annual Fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Mutual Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. We may also agree to waive minimum Purchase Payment requirements for Eligible Persons.

We will only reduce or waive withdrawal or other charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, you are not entitled to any amounts credited to your Contract and any earnings on such amount until the end of your Free Look Period as described under WITHDRAWALS--Short-Term Cancellation Right ("Free Look"). However, we will credit any such additional amount to your Contract when we apply your Purchase Payments.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate of 1.25% of each Subaccount's assets; this charge may not be increased for the duration of your Contract.

The Risk Charge will stop at annuitization if you select a fixed annuity; the Risk Charge will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after annuitization if you choose any variable annuity.

Annual Enhanced Guaranteed Minimum Death Benefit Rider Charge (Optional)

If you purchase the Enhanced Guaranteed Minimum Death Benefit Rider, we charge an annual Enhanced Death Benefit Charge which is described under PURCHASING YOUR CONTRACT--Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (Optional).

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant; more information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (primary, joint or contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date (or "Annuity Start Date") and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable MVAs, and any applicable charge for premium taxes and/or other taxes, (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. (See APPENDIX A: STATE LAW VARIATIONS). If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any applicable MVA, any Annual Fee and any Enhanced Death Benefit Charge. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date ("Annuity Start Date")

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday however, to meet IRS minimum distribution rules, your Annuity Date may need to be earlier; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday; if you have Joint Annuitants and a Qualified Contract, your Annuity Date cannot be later than your own 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS.

You should carefully review the Annuity Options with your financial tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under
Section 401 or 408 of the Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire.

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you call your tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. Certain Qualified Plans may require annuitization to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any applicable MVA, transaction fees and/or charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option, DCA Plus Fixed Option Value and GIO Value will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option, DCA Plus Fixed Option or GIOs).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

  . Life Only. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies). Payments stop when the Annuitant dies.

  . Life with Period Certain. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies), with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the designated payee dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

  . Joint and Survivor Life. Periodic payments are made to the Primary
    Annuitant during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the secondary Annuitant named in the election if and so long as such secondary Annuitant lives. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the payments made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). Periodic payment amounts made during the life of the Primary Annuitant depend upon the percentage election made with respect to payments during the life of the secondary Annuitant. Payments stop when both Annuitants have died.

  . Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the designated payee dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

A death benefit may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. The amount of the death benefit will be paid according to the Death Benefit Proceeds section.

The "Notice Date" is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds.

Death Benefit Proceeds

The proceeds of any death benefit payable will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death proceeds. Such proceeds will equal the amount of the death benefit reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an annuity, or in accordance with IRS regulations (see Death of Owner Distribution Rules). Any such annuity is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

If a Contract Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

If the Contract Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate.

If the Contract Owner was an Annuitant, the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. A sole designated recipient who is the Contract Owner's spouse may elect to become the Contract Owner (and sole Annuitant if the deceased Contract Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. A Joint or Contingent Owner who is the designated recipient but not the Contract Owner's spouse may not continue the Contract, but may purchase a new Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be (a) the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or (b) the Contract Value less any Annual Fee, any Enhanced Death Benefit Charge, and any withdrawal and/or transaction fee, any charges for withdrawals, and/or premium taxes and/or other taxes, if the non-individual Owner elects a cash distribution. The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan as defined in Section 401, 403, 408, 408A, or 457 of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive the Annuitant's interest in the Contract in equal or substantially equal installments over a period not exceeding the lifetime or life expectancy of the designated recipient. If the designated recipient elects the installment payment option, the Internal Revenue Service regulations provide that payments must begin no later than December 31 of the calendar year which follows the calendar year in which the Annuitant died. However, (except in the case of a Roth IRA) if the designated recipient is the spouse of the Annuitant at the time of the Annuitant's death ("surviving spouse"), then, under the regulations, payments under the installment payment option must begin no later than December 31 of the calendar year in which the Annuitant would have reached age 70 1/2.

Under our administrative procedures, payments must commence no later than the first anniversary of the death of the Annuitant; however, if the designated recipient is the surviving spouse and if the surviving spouse elects to defer the commencement of installment payments beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the contract as the sole Annuitant and will not be entitled to death benefit proceeds as a result of the death of the Annuitant; instead the Guaranteed Minimum Death Benefit Amount (defined below) and payment of any death benefit proceeds will be determined upon our receipt of proof of death and instructions regarding payment of the surviving spouse as sole Annuitant. Further, under our administrative procedures, if the installment payment (annuity) option election is not received by us in good order within 60 days of (or shorter period as we permit) our receipt of proof in proper form of the Annuitant's death or, if earlier, before the sixtieth day preceding (1) the first anniversary of the Annuitant's death or (2) the date on which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of distributions but before the Annuitant's entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.

Death Benefit Amounts

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your aggregate Purchase Payments, reduced by any applicable charges, and/or MVAs and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal. We calculate the Death Benefit Amount as of the Notice Date.

The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant prior to the Annuity Date, and is determined as follows: First, we calculate what the Death Benefit Amount would have been as of your sixth Contract Anniversary and each Subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 76th birthday (each of these Contract Anniversaries is a "Milestone Date"). Subject to approval of insurance authorities in your state of issue, if your Contract is issued before the Annuitant's 75th birthday, we will calculate what the Death Benefit Amount would have been as of the Contract Anniversary immediately following the Annuitant's 75th birthday while the Annuitant is living (also a Milestone Date) even if such Milestone Date occurs before your sixth Contract Anniversary. This added feature will benefit Contracts where the Annuitant is from age 69 through 74 at the time the Contract is issued.

We then adjust the Death Benefit Amount for each Milestone Date by: (i) adding the aggregate amount of any Purchase Payments received by us since the Milestone Date; and (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.

Optional Enhanced Guaranteed Minimum Death Benefit Rider

If at the time your application is completed, you purchase the Enhanced Guaranteed Minimum Death Benefit Rider (the "EGMDBR") (subject to state availability), the Death Benefit Amounts stated above are replaced with the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your Purchase Payments less any withdrawals, including withdrawal charges and MVAs, increased at an effective annual rate of 6% (and subject to a maximum of two times the aggregate Purchase Payments less any withdrawals, including withdrawal charges and MVAs). The 6% effective annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.000159654 to each day's balance. The 6% effective annual rate of growth will stop accruing as of the earlier of: (i) the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday; (ii) the date of death of the sole Annuitant; or (iii) the Annuity Date.

The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant's 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant's 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a "Milestone Date." We then adjust the Death Benefit Amount for each Milestone Date by: (i) adding the aggregate amount of any Purchase Payments received by us since that Milestone Date; and (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by Multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge and MVA, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the Notice Date is your Guaranteed Minimum Death Benefit if the EGMDBR is purchased. Calculations of any Guaranteed Minimum Death Benefit are made only once death benefit proceeds become payable under your Contract.

The Amount of the Death Benefit: Death of Annuitant

If the sole Annuitant dies prior to the Annuity Date, the death benefit will be equal to (a) the Death Benefit Amount as of the Notice Date; or if applicable
(b) the "Guaranteed Minimum Death Benefit Amount" as of the Notice Date, if greater.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit is not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit is payable to your Beneficiary, if living. To avoid the possibility of an adverse gift tax situation upon the death of a sole Annuitant with no living Beneficiary, the death benefit will be paid to the Owner or the Owner's estate.

If both the Owner and Annuitant die simultaneously, the death benefit proceeds will be paid to the Beneficiary, if living; if not, to the Owner's estate.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT--Withdrawals and Transfers.

If a Contract Owner who is the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of (a) your Death Benefit Amount as of the Notice Date, or (b) the "Guaranteed Minimum Death Benefit Amount" as of the Notice Date, and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Beneficiary if living; if not, to the Owner's estate. Joint and/or Contingent Owners and/or Annuitants will not be considered in determining the recipient of death benefit proceeds.

If both you and the Annuitant(s) are non-individual persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable annual fee, withdrawal fee, withdrawal charge, charge for premium taxes and/or other taxes, and MVAs.

                                  WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000 ($500 in Maryland, New Jersey and Texas), we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT--Withdrawals and Transfers.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any Enhanced Death Benefit Charge, any withdrawal charge, any withdrawal transaction fee, and any charge for premium taxes and/or other taxes, and after application of the MVA, if appropriate. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% penalty tax if you have not reached age 59 1/2. The GIOs are not available for pre-authorized withdrawals. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your
(a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a 10% penalty tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See

FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until your check clears.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS.

Short-Term Cancellation Right ("Free Look")

You may return your Contract for cancellation and a full refund during your "Free Look Period." Your Free Look Period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges. Thus, an Owner who returns a Contract within the Free Look Period bears only the investment risk (i.e., the Owner's Accumulated Value allocated to the Variable Accounts may increase or decrease based on investment performance), but the Owner will not be subject to any Contract charges and fees which would otherwise be deducted from Accumulated Values. Any amounts credited to your Variable Account as a result of any variation of charges, as described in Waivers and Reduced Charges, and any earnings on such amounts, will not be included in the amount refunded to you.

Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is issued in one of these states (the "issue state"), the Purchase Payments you have allocated to any Subaccount will usually be allocated to the Money Market Subaccount during your free look period. In such cases, we will transfer your Contract Value in the Money Market Subaccount to your chosen Variable Investment Options at the end of the 15th calendar day after your Contract Date (your "Free Look Transfer Date"). We reserve the right to extend your Free Look Transfer Date by the number of days in excess of ten days that the issue state allows you to return your Contract to us pursuant to your "free look" right.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is issued.

                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

We are a life insurance company that is based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations and investment advisory services. As of the end of 1998, we had $89.6 billion of individual life insurance in force and total admitted assets of approximately $37.6 billion. We have been ranked according to admitted assets as the 18th largest life insurance carrier in the nation based on December 31, 1998 assets. The Pacific Life family of companies has total assets and funds under management of $290 billion as of December 31, 1998. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

We were originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, we converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company and were authorized by California regulatory authorities to change our name to Pacific Life Insurance Company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our subsidiary, Pacific Mutual Distributors, Inc. ("PMD"), serves as the principal underwriter (distributor) for the Contracts. PMD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PMD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of us and PMD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and SAI for the Fund for more information.

                              FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an accumulation unit.

The information in the table for the period ended December 31, 1998 is included in the financial statements of Separate Account A that have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 1998.

                                                  1998      1997      1996
Money Market/1/
Subaccount Unit Value at beginning of period       $10.75    $10.36    $10.00
Subaccount Unit Value as of December 31            $11.16    $10.75    $10.36
Number of Subaccount Units outstanding at end
 of period                                     14,823,792 3,041,495 1,478,808
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High Yield Bond/1/
Subaccount Unit Value at beginning of period       $11.83    $10.96    $10.00
Subaccount Unit Value as of December 31            $11.95    $11.83    $10.96
Number of Subaccount Units outstanding at end
 of period                                      7,396,859 2,702,260   630,637
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Managed Bond/1/
Subaccount Unit Value at beginning of period       $11.14    $10.27    $10.00
Subaccount Unit Value as of December 31            $11.99    $11.14    $10.27
Number of Subaccount Units outstanding at end
 of period                                     16,897,325 4,434,069   742,041
-----------------------------------------------------------------------------
Government Securities/1/
Subaccount Unit Value at beginning of period       $10.95    $10.14    $10.00
Subaccount Unit Value as of December 31            $11.80    $10.95    $10.14
Number of Subaccount Units outstanding at end
 of period                                      4,543,208 1,506,839   673,682
-----------------------------------------------------------------------------
Aggressive Equity/2/
Subaccount Unit Value at beginning of period       $10.92    $10.67    $10.00
Subaccount Unit Value as of December 31            $12.19    $10.92    $10.67
Number of Subaccount Units outstanding at end
 of period                                      5,808,703 1,711,363   387,987
-----------------------------------------------------------------------------
Growth LT/1/
Subaccount Unit Value at beginning of period       $12.71    $11.61    $10.00
Subaccount Unit Value as of December 31            $19.84    $12.71    $11.61
Number of Subaccount Units outstanding at end
 of period                                     10,966,264 3,826,332   950,317
-----------------------------------------------------------------------------
Equity Income/1/
Subaccount Unit Value at beginning of period       $14.78    $11.66    $10.00
Subaccount Unit Value as of December 31            $18.10    $14.78    $11.66
Number of Subaccount Units outstanding at end
 of period                                     14,764,834 4,189,318   743,123
-----------------------------------------------------------------------------
Multi-Strategy/1/
Subaccount Unit Value at beginning of period       $13.01    $11.03    $10.00
Subaccount Unit Value as of December 31            $15.17    $13.01    $11.03
Number of Subaccount Units outstanding at end
 of period                                      8,073,603 1,830,504   294,936
-----------------------------------------------------------------------------
Equity/1/
Subaccount Unit Value at beginning of period       $14.68    $12.59    $10.00
Subaccount Unit Value as of December 31            $18.85    $14.68    $12.59
Number of Subaccount Units outstanding at end
 of period                                      6,695,038 1,983,738   453,223
-----------------------------------------------------------------------------
Bond and Income/1/
Subaccount Unit Value at beginning of period       $11.23     $9.79    $10.00
Subaccount Unit Value as of December 31            $12.07    $11.23     $9.79
Number of Subaccount Units outstanding at end
 of period                                      4,739,580   975,740   154,590
-----------------------------------------------------------------------------
Equity Index/1/
Subaccount Unit Value at beginning of period       $15.69    $11.97    $10.00
Subaccount Unit Value as of December 31            $19.88    $15.69    $11.97
Number of Subaccount Units outstanding at end
 of period                                     15,518,412 4,460,482   757,175
-----------------------------------------------------------------------------
International/1/
Subaccount Unit Value at beginning of period       $12.76    $11.84    $10.00
Subaccount Unit Value as of December 31            $13.29    $12.76    $11.84
Number of Subaccount Units outstanding at end
 of period                                     15,066,242 5,292,436 1,312,817
-----------------------------------------------------------------------------
Emerging Markets/2/
Subaccount Unit Value at beginning of period        $9.28     $9.57    $10.00
Subaccount Unit Value as of December 31             $6.70     $9.28     $9.57
Number of Subaccount Units outstanding at end
 of period                                      3,975,851 1,342,086   240,607

--------------------------------------------------------------------------------

/1/ This subaccount began operations on January 2, 1996.
/2/ This subaccount began operations on April 17, 1996.

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or a nominee for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund's SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under
Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Purchase Payments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:
(1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to your becoming disabled, or (4) in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Purchase Payments (as used here, "Purchase Payments" means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Purchase Payments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s).

Should the death of a Contract Owner cause annuity payments to cease before Purchase Payments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Purchase Payments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Purchase Payments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner's death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with your tax adviser and/or plan administrator before you withdraw any portion of your contract value.

Individual Retirement Annuities ("IRAs")

Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code
Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA:

Traditional IRAs
----------------

Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your Traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to us. Similar limitations and tax penalties apply to tax sheltered annuities, government plans, 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs

The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans"). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement annuities ("SIMPLE IRAs") established by each participant. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be rolled over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA after a required two year period. A distribution from a SIMPLE IRA, however, is never eligible to be rolled over to a retirement plan qualified under Code Section 401 or a Section 403(b) annuity contract.

Roth IRAs
---------

Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which became available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner. Beginning in 1998, the owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a "conversion" Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Purchase Payments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(k) Plans; Pension and Profit-Sharing Plans

Deferred compensation plans may be established by an employer for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to limitations.

Loans

Certain Qualified Contract Owners may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract issued under
Section 401 or 403 of the Code and the terms of your Qualified Plan permit, you may request a loan from us, using your Contract Value as your only security.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, we urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Interest paid on your loan under a 401 plan or 403(b) tax-sheltered annuity will be considered "personal interest" under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Loan Agreement Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date; however, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan. There is a loan administration fee of $500, unless state law requires otherwise. As of the date of this prospectus, we currently waive this fee.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options, in accordance with the Loan Agreement. Your GIO Value is not available to secure your loan.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

  . 50% of your Contract Value;

  . 100% of your Contract Value excluding your GIO Value; or

  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretations with respect to your Qualification Plan.

You will be charged interest on your Contract Debt at an annual rate, set at the time of the loan withdrawal, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the most recently available calendar month, or (b) 5%. In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt. Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest Earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions. Any amounts that would otherwise be transferred to the DCA Plus Fixed Option will be transferred to the Variable Investment Options according to your most recent DCA Plus transfer instructions.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

  Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Purchase Payments unless you specifically indicate that your payment is a loan repayment or include your loan stub with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be refunded to you, unless such amount is sufficient to pay the balance of your loan.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a Qualified Plan you must meet one of six triggering events. They are: attainment of age 59 1/2; separation from service; death; disability; plan termination; and financial hardship. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code
Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We'll vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to (a) your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by (b) the net asset value per share of that Portfolio. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS--Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits under your Contract. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary. If you leave no surviving Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to ALL Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  . cease offering any Subaccount

  . add or change designated investment companies or their portfolios, or other investment vehicles;

  . add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

  . permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

  . add, remove or combine Variable Accounts;

  . combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

  . register or deregister Separate Account A or any Variable Account under the 1940 Act;

  . operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

  . run any Variable Account as under the direction of a committee, board, or other group;

  . restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

  . make any changes required by the 1940 Act or other federal securities laws;

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code;

  . make other changes required under federal or state law relating to annuities;

  . suspend or discontinue sale of the Contracts; and

  . comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are submitting a purchase or other payment by mail, please send it, along with your application if you are submitting one, to:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

  Pacific Life Insurance Company
  c/o FCNPC
  1111 South Arroyo Parkway, First Floor
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that your signature may have changed over time or the signature does not appear to be yours; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, to protect you or us. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone Transactions

After your "free look" period, you may make transfer requests by telephone if you have authorized telephone requests (a "telephone authorization"). We cannot guarantee that you will always be able to reach us to complete a telephone transaction; for example, all telephone lines may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone before 4:00 p.m. Eastern time on any Business Day will normally be effective on that day, and we will send you written confirmation of each telephone transfer.

We have established procedures reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may require any person requesting a telephone transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone. When you make a proper request for a telephone authorization, you authorize us to accept and to act upon instructions received by telephone with respect to your Contract, and you agree that, as long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that are effected in accordance with your telephone authorization and that we believe to be genuine. This policy means that you will bear the risk of loss arising out of your telephone transaction privileges. If a Contract has Joint Owners, both Owners must sign the written request for a telephone authorization, but each Owner individually may make transfer requests by telephone.

Timing of Payments and Transactions

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For (i) withdrawals from the Fixed Option, DCA Plus Fixed Option or GIOs, (ii) death benefit payments attributable to Fixed Option Value, DCA Plus Fixed Option Value or GIO Value, or (iii) fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option, the DCA Plus Fixed Option and the GIOs. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, GIO renewals, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, DCA Plus Fixed Option or GIO, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

Audited financial statements of Separate Account A as of December 31, 1998 and for each of the two years then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A as of December 31, 1998. Pacific Life's audited consolidated financial statements as of December 31, 1998 and 1997, and for the three years ended December 31, 1998, are contained in the SAI.

Preparation for the Year 2000

Pacific Life long ago recognized the challenges associated with the Year 2000 date change. This change involves the ability of computer systems to properly recognize the Year 2000. The inability to do so could result in major failures or miscalculations. We began prior to 1995 to assess and plan for the potential impact of the Year 2000. More recently, Pacific Life has been executing a company-wide plan adopted during 1998 which called for correction or replacement of remaining non-compliant systems by December 31, 1998.

We have successfully executed this project plan to date. Virtually all affected systems were remediated and tested in time for use during 1998 year-end processing cycles. Although it is not possible to certify that any system will be completely free of Year 2000 problems, we have performed extensive testing to identify and deal with such potential problems. Additionally, most of the company's critical systems were subject to an independent third-party review process which used sophisticated automated tools to identify Year 2000 related bugs. The results have been very positive and we feel the company's internal systems are positioned well for the date change in the century.

We plan to continue to test and re-test throughout 1999 and we will respond promptly should any problems arise at any time thereafter.

We are continuing to work on contingency plans for critical business processes. When appropriate, alternative methods and procedures are being developed to work around unanticipated problems.

In addition to the above, we will continue to carefully evaluate responses from vendors and significant business partners regarding the compliance of their critical business processes and products. Although ultimately Pacific Life cannot be responsible for the Year 2000 compliance efforts of these outside entities, we will take appropriate steps wherever possible to develop contingency plans to address vendors and partners deemed non-compliant.

Expenses to make our systems Year 2000 compliant are currently estimated to range from $12 million to $15 million, which excludes the cost of our personnel who support Year 2000 compliance efforts. We do not anticipate any other material future costs associated with the Year 2000 compliance projects, although there can be no assurance.

Notice is hereby given that these Year 2000 related statements are designated as "Year 2000 Readiness Disclosure" pursuant to the Year 2000 Information Readiness Disclosure Act, enacted October 19, 1998.

                              THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option, DCA Plus Fixed Option and GIOs become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option, DCA Plus Fixed Option or GIOs is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option or GIOs. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may choose among the following General Account options: the Fixed Option and Guaranteed Interest Options with three available Guarantee Terms: three-year, six-year and ten-year. Each is described below.

Guarantee Terms

When you allocate any portion of your Purchase Payments or Contract Value to the Fixed Option, the DCA Plus Fixed Option or one or more GIOs in the General Account, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to ten years. The Fixed Option, DCA Plus Fixed Option and each GIO offers a separate Guaranteed Interest Rate and Guarantee Term. Guarantee Terms will be offered at our discretion. Presently, we offer Guarantee Terms of up to one year for the Fixed Option, one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs. You should specify the Fixed Option, DCA Plus Fixed Option and/or GIO(s) into which you want us to allocate your Purchase Payments or Contract Value, if any. Each allocation to a GIO must be at least $500.

Guaranteed Interest Rates for each Fixed Option, DCA Plus Fixed Option and GIO may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for that Fixed Option, DCA Plus Fixed Option or GIO on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option, DCA Plus Fixed Option and/or GIO will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

DCA Plus Fixed Option

Availability of the DCA Plus Fixed Option (and therefore also DCA Plus) is subject to approval of state insurance authorities. Ask your registered representative about its status in your state of issue.

When you establish a DCA Plus and you make your initial Purchase Payment allocation to the DCA Plus Fixed Option, we establish a Guarantee Term that ends one year from the day your allocation is effective. We credit each allocation made to the DCA Plus Fixed Option during that Guarantee Term at the Guaranteed Interest Rate in effect on the day each allocation is effective through the earliest of:

  (i)   the end of the Guarantee Term;
  (ii)  the day on which the DCA Plus Fixed Option Value is zero;
  (iii) the Annuity Date; or
  (iv)  the day on which death benefit proceeds become payable.

We stop crediting interest on any amount transferred or withdrawn from the DCA Plus Fixed Option as of the day the transfer or withdrawal is effective.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

  Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Guaranteed Interest Options

Each allocation (or rollover) you make to a GIO receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of the Guarantee Term. For each GIO, at the end of its Guarantee Term, we will roll over that portion of your Account Value on that day into a new GIO with a Guarantee Term of the same length and at the then current Guaranteed Interest Rate corresponding to that Guarantee Term, unless, within thirty days after the end of the Guarantee Term you instruct us otherwise (see End of GIO Guarantee Term below). However, if the last day of this new Guarantee Term would occur after the Annuity Date, we will roll over that portion of your Account Value into the longest Guarantee Term, if any, that ends prior to the Annuity Date, with the corresponding new Guaranteed Interest Rate then in effect. If there is no Guarantee Term that ends before the Annuity Date, we will allocate that portion of your Account Value to the Fixed Option at the corresponding Guaranteed Interest Rate then in effect for new allocations.

  Example: On January 1 of year 1, you allocate $1,000 to a GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7%. On August 1, you allocate another $500 to another GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7.5%. On November 1, you allocate $2,000 to a third GIO with a ten-year Guarantee Term at a Guaranteed Interest Rate of 9%. Through December 31, year 3, your first allocation of $1,000 earns 7% interest, and on January 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Through July 31, year 4, your second allocation of $500 earns 7.5% interest, and on August 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Finally, through October 31, year 11, your third allocation of $2,000 earns 9% interest, and on November 1, year 11, a new interest rate will go into effect on this portion of your GIO Value.

End of GIO Guarantee Term

You have thirty days after the last day of the Guarantee Term of a GIO to inform us whether you want to (i) renew that particular Account Value in a different Guarantee Term at its corresponding Guaranteed Interest Rate in effect for new allocations, (ii) transfer all or part of that Account Value to another Investment Option, and/or (iii) withdraw all or part of that Account Value. Any subsequent change to such instructions will be subject to the provisions of the CHARGES, FEES AND DEDUCTIONS section.

If you instruct us to allocate that portion of your Account Value that was rolled over in the new GIO to a GIO with a different Guarantee Term, we will consider that allocation to be made as of the end of the previous Guarantee Term and will credit interest accordingly. If you instruct us to transfer to a Variable Investment Option or the Fixed Option or to withdraw that portion of your Account Value in the new GIO, we will effect such transfer or withdrawal as of the day we receive your request; interest will be credited at the Guaranteed Interest Rate for the time the Account Value was allocated to that GIO. Any amounts that you transfer or withdraw before the last day of the Guarantee Term or after this thirty-day period will be subject to the MVA, and any transfer fee. All withdrawals made before, during or after this thirty-day period will be subject to any applicable withdrawal charge, withdrawal fee and any charges for premium taxes and/or other taxes.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option, DCA Plus Fixed Option and/or one or more GIOs, or transfer amounts from your Fixed Option, DCA Plus Fixed Option and/or GIOs to one or more of the other Investment Options, except that you may not transfer amounts to the DCA Plus Fixed Option. The withdrawal or transfer will access each GIO Term Value proportionately (or you may specify a particular GIO Term Value). Amounts from the oldest GIO within a GIO Term Value will be withdrawn or transferred first. Transfer requests to a GIO will be applied as an allocation to a new GIO. If your Contract was issued in a state that requires refund of Purchase Payments under the Free Look Right, transfers may only be made after your Free Look Transfer Date. In addition, no partial withdrawal or transfer (other than a monthly transfer under DCA Plus) may be made from your Fixed Option, DCA Plus Fixed Option or GIOs within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option, DCA Plus Fixed Option or a GIO may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments and Transactions; any amount delayed will, as long as it is held under the Fixed Option, DCA Plus Fixed Option or that GIO, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions.

DCA Plus Fixed Option

No transfer to the DCA Plus Fixed Option may be made at any time.

GIOs

You may make unlimited transfers or withdrawals from your GIOs during any Contract Year, however we reserve the right to impose a transaction fee of up to $15 per transfer for transfers in excess of 15 in any Contract Year, as described under HOW YOUR PAYMENTS ARE ALLOCATED--Transfers.

You may not request an allocation or transfer into or renewal of a GIO that has a Guarantee Term that ends after the Annuity Date. If you do not specify a particular GIO Term Value(s), the amount of any transfer or withdrawal will be deducted proportionately from your GIO Term Values, beginning with the oldest GIO within each GIO Term Value. In addition, if as the result of a partial withdrawal or transfer, your Account Value in that GIO is less than $500, we have the right, at our option, to transfer the remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. A GIO cannot participate in any systematic transfer program. In addition, your GIO Value cannot be transferred to the Loan Account to secure any loan made under the Contract.

An MVA is applied to the Account Value of a GIO in order to determine the net amount of the transfer or withdrawal prior to the deduction of any applicable charges or fees. Unless you request a net amount, the amount actually transferred or sent to you equals the amount requested, less any MVA, less any applicable withdrawal charge (based upon the amount requested before the application of the MVA), and less any charges for Annual Fees, transactions, premium taxes and/or other taxes, including any taxes required for withholding.

The MVA is not applied to (i) amounts used to pay charges for the Annual Fee, transfer fees, and/or premium taxes and/or other taxes, (ii) the amount of death benefit proceeds, and (iii) subject to medical evidence satisfactory to us, full or partial withdrawals, after the first Contract Anniversary if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

The formula for calculating the MVA is set forth in Appendix B to this Prospectus, which also contains illustrations of the application of the MVA.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   3
  Separate Account Performance.............................................   3

DISTRIBUTION OF THE CONTRACTS..............................................   7
  Pacific Mutual Distributors, Inc.........................................   7

THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   8
  Calculating Subaccount Unit Values.......................................   8
  Variable Annuity Payment Amounts.........................................   8
  Corresponding Dates......................................................  10
  Age and Sex of Annuitant.................................................  11
  Systematic Transfer Programs.............................................  11
  Pre-Authorized Withdrawals...............................................  13
  Death Benefit............................................................  13
  Joint Annuitants on Qualified Contracts..................................  14
  1035 Exchanges...........................................................  14
  Safekeeping of Assets....................................................  14
  Dividends................................................................  14

FINANCIAL STATEMENTS.......................................................  14

                                  APPENDIX A:

                              STATE LAW VARIATIONS

Short-Term Cancellation Right ("Free Look") ("Right to Cancel")

Variations to the length of the Free Look Period. In most states, the Free Look Period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states, the Free Look Period is as specified below:

          Colorado (15 days)
          Idaho (20 days)
          North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free Look Period is 30 days.

There may be extended Free Look Periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look Period.

States that require us to refund your Purchase Payments allocated to the Variable Investment Options instead of your Variable Account Value. If your Contract was issued in one of the following states and you exercise your Free Look right and return your Contract to us within 10 days of your receipt of your Contract (unless specified otherwise below), we will refund your Purchase Payments under your Contract that we received:

            Georgia               Oklahoma
            Idaho (20 days)       South Carolina
            Michigan              Utah
            Missouri              Washington
            Nebraska              West Virginia
            North Carolina

For Contracts delivered to residents of Massachusetts:

You may not make additional Purchase Payments after your first Purchase
Payment.

As of the date of this Prospectus, the Guaranteed Minimum Death Benefit ("GMDB") Endorsement and the Enhanced Guaranteed Minimum Death Benefit Rider ("EGMDBR") are not available. Availability of the GMDB or EGMDBR is subject to approval of state insurance authorities. Ask your registered representative about their current availability status at the time your application is completed.

For Contracts delivered to residents of Oregon:

As of the date of this Prospectus, the Enhanced Guaranteed Minimum Death Benefit Rider ("EGMDBR") is not available. Availability of the EGMDBR is subject to approval of state insurance authorities. Ask your registered representative about its current availability status at the time your application is completed.

The Guaranteed Interest Options ("GIOs") are not available.

You may make additional Purchase Payments only during your first Contract Year.

For Contracts delivered to residents of Pennsylvania:

The Guaranteed Interest Options ("GIOs") are not available.

                                  APPENDIX B:

                            MARKET VALUE ADJUSTMENT

The MVA for amounts annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term are based on the following formula:

MVA = W x [(J - I) x (N/12)] where:

  (W) is the amount to be annuitized, withdrawn or transferred from the GIO.

  (J) is the Guaranteed Interest Rate that would apply, as of the date of transfer, annuitization or withdrawal, to a newly-issued GIO with a Guarantee Term equal to the number of "years remaining" in the Guarantee Term of the GIO from which the annuitization, withdrawal or transfer is to be made, plus 0.25%. (For this purpose, the "years remaining" will be rounded up to the next higher number of whole years. If a Guaranteed Interest Rate is required for a Guarantee Term not currently offered, the Guaranteed Interest Rate will be based on linear interpolation, between the Guaranteed Interest Rates for currently offered Guarantee Terms, if possible. Otherwise, we will determine a substitute Guaranteed Interest Rate that will be no less favorable to you than the then most recent U.S. Treasury Yield for a maturity closest to the "years remaining", plus 1.0%);

  (I) is the Guaranteed Interest Rate applicable to the GIO; and

  (N) is the number of complete months remaining in the Guarantee Term.

The MVA will never exceed, in the positive or negative direction, the excess interest earned on the GIO from which the annuitization, withdrawal or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned during the current Guarantee Term in excess of 3%, per annum.

Generally, if the Guaranteed Interest Rate currently in effect for the Guarantee Term (I) is lower than (J) as defined above, the MVA will result in a lower amount payable to you. Similarly, if (I) is higher than (J), the MVA will result in a higher amount payable to you. In no event will the MVA reduce interest earned to less than 3% per annum.

MVA EXAMPLES

These assumptions are made in the following examples:

  1. An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

  2. A full withdrawal is requested 2 1/2 years (30 months) from the expiration of the Guarantee Term (i.e., N = 30).

  3. The Account Value for the GIO at the time of the request is $12,061.01. It is assumed that no Contract charges or fees have been applied to this GIO.

  4. If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $11,089.97. The excess interest for this GIO is then $971.04, (i.e. $12,061.01- $11,089.97).

  5. No transfers or withdrawals have been previously made from this GIO.

Examples of MVAs that Reduce the Withdrawal Amount:

Example A (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 7.5%. "J" is then 7.75% (i.e. 7.50% + 0.25%). Then:

MVA = ($12,061.01) x [( 7.75% - 5.5%) x (30/12)]

    = $678.43 (representing a positive amount to be subtracted from the GIO
      Account Value)

Since the amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value less $678.43. That amount, $11,382.58, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example B (MVA is limited to excess interest)

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 9.0%. "J" is then 9.25% (i.e. 9.00% + 0.25%). Then:

MVA = ($12,061.01) x [(9.25% - 5.5%) x (30/12)]

    = $1,130.72 (representing a positive amount to be subtracted from the GIO
      Account Value)

Since the amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value less $971.04. That amount, $11,089.97, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Examples of MVAs that Increase the Withdrawal Amount:

Example C (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 3.25%. "J" is then 3.50% (i.e. 3.25% + 0.25%). Then:

MVA = ($12,061.01) x [(3.50% - 5.5%) x (30/12)]

    = - $603.05 (representing a negative amount to be subtracted from the GIO
      Account Value)

Since the absolute amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value plus $603.05. That amount, $12,664.06, would then be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example D (MVA is limited to excess interest)

To more readily show this example, and to demonstrate a Guaranteed Interest Rate ("J") based on interpolation, the assumptions for this example have been modified and are as follows:

  1. An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

  2. A full withdrawal is requested 3 1/2 years (42 months) from the expiration of the Guarantee Term (i.e., N = 42).

  3. The Account Value for the GIO at the time of the request is $11,432.24. It is assumed that no Contract charges or fees have been applied to this GIO.

  4. If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $10,766.96. The excess interest for this GIO is then $665.28.

  5. No transfers or withdrawals have been previously made from this GIO.

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years is 3.25%, and also assume that the Guaranteed Interest Rate for a new Guarantee Term of 6 years is 4.0%.

Then the Guaranteed Interest Rate for a Guarantee Term of 4 years (3 1/2 rounded to the next higher whole year) is 3.5%. (That result is determined by interpolation as follows: 3.25% plus (4.0% - 3.25%) x (4 years - 3 years)/(6 years - 3 years))

Then "J" is 3.75% (i.e. 3.50% + 0.25%), and:

MVA = ($11,432.24) x [(3.75% - 5.5%) x (42/12)]

    = - $700.22 (representing a negative amount to be subtracted from the GIO
      Account Value)

Since the absolute amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value plus $665.28. That amount, $12,097.52, would be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

To receive a current copy of the Pacific Portfolios SAI without charge, call
(800) 722-2333 or complete the following and send it to:


Pacific Life Insurance Company
Variable Annuities
Post Office Box 7187
Pasadena, CA 91109-7187


Name _________________________

Address ______________________

City _________________________ State____________ Zip ________




PH02/53003.29

PACIFIC PORTFOLIOS                              WHERE TO GO FOR MORE INFORMATION


The Pacific Portfolios variable annuity         You'll find more information about the Pacific Portfolios variable annuity
Contract is underwritten by                     contract and Separate Account A in the Statement of Additional Information
Pacific Life Insurance Company,                 (SAI) dated May 1, 1999.
700 Newport Center Drive, P.O. Box 9000,
Newport Beach, California 92660.                The SAI has been filed with the SEC and is considered to be part of this
                                                Prospectus because it's incorporated by reference. You'll find the table of contents for the SAI on page 50 of this Prospectus.
If you have any questions about the
Contract, please ask your registered            You can get a copy of the SAI at no charge by calling or writing to us, or by
representative or contact us.                   contacting the SEC. The SEC may charge you a fee for this information.

                                                --------------------------------------------------------------------------------
How to contact us                               Call or write to us at:
                                                Pacific Life Insurance Company
                                                Variable Annuity Department
                                                P.O. Box 7187
                                                Pasadena, California 91109-7187

                                                1-800-722-2333

                                                6 a.m. through 5 p.m. Pacific time

                                                Send Purchase Payments, other payments and application forms:

                                                By mail
                                                Pacific Life Insurance Company
                                                P.O. Box 100060
                                                Pasadena, California 91189-0060

                                                By overnight delivery service
                                                Pacific Life Insurance Company
                                                c/o FCNPC
                                                1111 South Arroyo Parkway, Suite 150
                                                Pasadena, California 91105

                                                --------------------------------------------------------------------------------
How to contact the SEC                          Public Reference Section of the SEC
                                                Washington, D.C. 20549-6009
                                                1-800-SEC-0330
                                                Internet: www.sec.gov

                         [LOGO OF PACIFIC PORTFOLIOS]

                      STATEMENT OF ADDITIONAL INFORMATION

                               May 1, 1999

                              PACIFIC PORTFOLIOS

                              SEPARATE ACCOUNT A

                               ----------------

Pacific Portfolios (the "Contract") is a variable annuity contract underwritten by Pacific Life Insurance Company ("Pacific Life").

This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated May 1, 1999, which is available without charge upon written or telephone request to Pacific Life. Terms used in this Statement of Additional Information ("SAI") have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life Insurance Company
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
PERFORMANCE............................................................     1
  Total Returns........................................................     1
  Yields...............................................................     2
  Performance Comparisons and Benchmarks...............................     3
  Separate Account Performance.........................................     4

DISTRIBUTION OF THE CONTRACTS..........................................     7
  Pacific Mutual Distributors, Inc. ...................................     7

THE CONTRACTS AND THE SEPARATE ACCOUNT.................................     8
  Calculating Subaccount Unit Values...................................     8
  Variable Annuity Payment Amounts.....................................     8
  Corresponding Dates..................................................    10
  Age and Sex of Annuitant.............................................    11
  Systematic Transfer Programs.........................................    11
  Pre-Authorized Withdrawals...........................................    13
  Death Benefit........................................................    13
  Joint Annuitants on Qualified Contracts..............................    14
  1035 Exchanges.......................................................    14
  Safekeeping of Assets................................................    14
  Dividends............................................................    14

FINANCIAL STATEMENTS...................................................    14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value ("Cash Surrender Value") of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("withdrawal value"). The withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or other taxes, or the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR. The Annual Fee is also taken into account, assuming an average Contract Value of $45,000. The redeemable value is then divided by the initial payment and this quotient is taken to the Nth root (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                     T = (ERV/P)(To the power of 365/N)-1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge, the Annual Fee, or the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR.

Yields

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or other taxes or any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $45,000.

At December 31, 1998, the Money Market Portfolio current yield was 3.32% and the effective yield was 3.37%.

Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

      YIELD = 2[(a-b + 1)(To the power of 6)- 1]
                 ---
                  cd

 where: a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.


The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $45,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes and/or other taxes, or any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The Contract was not available prior to 1997. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following table presents the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 1998. The table is based on a Contract for which the average initial premium is approximately $45,000. The Accumulated Value (AV) reflects the deductions for all contractual expenses except the contingent deferred sales charge and the Enhanced Guaranteed Death Benefit Charge for the optional EGMDBR. The Full Withdrawal Value (FWV) reflects the deduction for all contractual expenses, except the Enhanced Death Benefit Charge.

 The results shown in this section are not an estimate or guarantee of future investment performance.

                    Historical Separate Account Performance

    Annualized Rates of Return for Periods ending December 31, 1998**

                All numbers are expressed as a percentage

                                                                     Since
                                                    1 Year        Inception*
                                                 --------------  --------------
Variable Accounts                                  AV     FWV      AV     FWV
-----------------                                ------  ------  ------  ------
Money Market 1/2/96*............................   3.74   (2.56)   3.68    1.98
High Yield Bond 1/2/96*.........................   0.95   (5.35)   6.10    4.48
Managed Bond 1/2/96*............................   7.60    1.30    6.22    4.60
Government Securities 1/2/96*...................   7.63    1.33    5.61    3.97
Aggressive Equity 4/17/96*......................  11.65    5.35    7.93    6.15
Growth LT 1/2/96*...............................  56.09   49.79   25.67   24.52
Equity Income 1/2/96*...........................  22.46   16.16   21.90   20.67
Multi-Strategy 1/2/96*..........................  16.53   10.23   14.88   13.49
Equity 1/2/96*..................................  28.47   22.17   23.56   22.37
Bond and Income 1/2/96*.........................   7.37    1.07    6.44    4.83
Equity Index 1/2/96*............................  26.67   20.37   25.76   24.61
International 1/2/96*...........................   4.04   (2.26)   9.95    8.44
Emerging Markets 4/17/96*....................... (27.93) (34.23) (14.15) (16.85)

--------
*  Date Variable Account commenced operations.

** Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio
   Manager of the International Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity and Bond and Income Portfolios; prior to May 1, 1998 some of the investment policies of the Aggressive Equity, Equity and Bond and Income Portfolios and the investment objective of the Bond and Income Portfolio differed.

Prior to January 1, 1999, the Large-Cap Value, the Mid-Cap Value, the Small-Cap Index and the REIT Portfolios had not yet begun operations and there is no historical value available for these Portfolios.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Nine of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio, January 4, 1994 in the case of the Growth LT Portfolio and April 1, 1996 in the case of the Aggressive Equity Portfolio and Emerging Markets Portfolio). Historical performance information for each of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of that Portfolio's predecessor; each predecessor series was a series of Pacific Corinthian Variable Fund that began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 1997, these are not actual performance numbers for the Subaccounts or for the Contract.

These are hypothetical total return numbers based on Account Value ("AV") and Full Withdrawal Value ("FWV") that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for premium taxes and/or other taxes and the Enhanced Guaranteed Death Benefit Charge for the optional EGMDBR are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $45,000. The information presented also includes data representing unmanaged market indices.

 The results shown in this section are not an estimate or guarantee of future investment performance.

           Historical and Hypothetical Separate Account Performance

     Annualized Rates of Return for Periods ending December 31, 1998

                All numbers are expressed as a percentage

                                                                                  Since
                             1 Year*        3 Year*     5 Year*    10 Year*    Inception*
                          --------------  ----------- ----------- ----------- --------------
Variable Accounts           AV     FWV     AV    FWV   AV    FWV   AV    FWV    AV     FWV
-----------------         ------  ------  ----- ----- ----- ----- ----- ----- ------  ------
Money Market ...........    3.74   (2.56)  3.69  1.99  3.48  3.00  3.83  3.83   3.88    3.88
High Yield Bond ........    0.95   (5.35)  6.14  4.52  6.78  6.36  8.96  8.96   8.76    8.76
Managed Bond ...........    7.60    1.30   6.23  4.61  5.81  5.37  8.15  8.15   7.92    7.92
Government Securities ..    7.63    1.33   5.63  3.99  5.24  4.80  7.56  7.56   7.34    7.34
Aggressive Equity.......   11.65    5.35                                        7.44    5.68
Growth LT ..............   56.09   49.79  25.67 24.52                          24.52   24.29
Equity Income ..........   22.46   16.16  22.29 21.07 18.46 18.18 14.58 14.58  13.84   13.84
Multi-Strategy .........   16.53   10.23  15.09 13.71 12.83 12.50 11.49 11.49  10.92   10.92
Equity .................   28.47   22.17  23.64 22.45 17.17 16.88 15.39 15.39  14.36   14.36
Bond and Income ........    7.37    1.07   6.40  4.78  7.49  7.08 10.01 10.01  10.69   10.69
Equity Index ...........   26.67   20.37  26.07 24.93 21.92 21.67              18.28   18.28
International ..........    4.04   (2.26) 10.48  8.99  8.28  7.89  6.56  6.56   7.42    7.42
Emerging Markets .......  (27.93) (34.23)                                     (13.62) (16.27)

Major Indices                                   1 year  3 years  5 years 10 years
-------------                                   ------  -------  ------- --------
CS First Boston High Yield Bond...............    0.58    8.39     8.16   10.74
Lehman Brothers Aggregate Bond................    8.67    7.29     7.27    9.26
Lehman Brothers Government Bond...............    9.85    7.35     7.18    9.17
Lehman Brothers Government/Corporate Bond.....    9.47    7.33     7.30    9.34
Lehman Brothers Long-Term Government/Corporate
 Bond.........................................   11.76    8.62     9.12   11.30
Morgan Stanley Capital International EAFE.....   20.33    9.31     9.50    5.86
Morgan Stanley Capital International Emerging
 Markets Free.................................  (25.34) (11.21)   (9.27)  10.95
Russell 1000 Growth...........................   38.71   30.62    25.70   20.57
Russell 2000 Small-Stock......................   (2.55)  11.58    11.86   12.92
Russell 2500..................................    0.38   14.11    14.13   14.61
Standard & Poor's 500 Composite Stock Price...   28.58   28.27    24.06   19.19

--------

 * The performance of the Aggressive Equity, Equity Income, Multi-Strategy, Equity, Bond and Income, and International Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management became the Portfolio Manager of the International Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity and Bond and Income Portfolios; prior to May 1, 1998 some of the investment policies of the Aggressive Equity, Equity and Bond and Income Portfolios and the investment objective of the Bond and Income Portfolio differed. Performance of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of predecessor portfolios of Pacific Corinthian Variable Fund, which began their first full year of operations in 1984 and were acquired by the Fund on December 31, 1994.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current basis. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value) and the Annual Fee (equal to $40 per year if your Net Contract Value is less than $50,000), the Enhanced Death Benefit Charge, any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the Withdrawal Charge. Generally, the Withdrawal Charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 7% of the amount withdrawn attributable to Purchase Payments that are two years old, 6% of the amount withdrawn attributable to Purchase Payments that are three years old, 5% of the amount withdrawn attributable to Purchase Payments that are four years old, 3% of the amount withdrawn attributable to Purchase Payments that are five years old, and 1% of the amount withdrawn attributable to Purchase Payments that are six years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on each Contract Anniversary. There is no Withdrawal Charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least 7 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than seven years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different taxpayers from that illustrated and withdrawals by Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

                       [TAX DEFERRAL GRAPH APPEARS HERE]

                       Taxable           Tax-Deferred
                      Investment          Investment
                      ----------         ------------
10 Years
   0%                 $10,000.00         $10,000.00
   4%                 $12,875.97         $13,073.56
   8%                 $16,476.07         $17,417.12
20 Years
   0%                 $10,000.00         $10,000.00
   4%                 $16,579.07         $17,623.19
   8%                 $27,146.07         $33,430.13
30 Years
   0%                 $10,000.00         $10,000.00
   4%                 $21,347.17         $24,357.74
   8%                 $44,726.05         $68,001.00

                         DISTRIBUTION OF THE CONTRACTS

Pacific Mutual Distributors, Inc.

Pacific Mutual Distributors, Inc. ("PMD"), a subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PMD for acting as principal underwriter under a Distribution Agreement. We and PMD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PMD for 1998 and 1997, respectively, with regard to this Contract was $58,491,244 and $7,949,241, of which $0 was retained.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed as of the end of each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                      Y x Z

where(Y)= the Unit Value for that Subaccount as of the end of the preceding
          Business Day; and

(Z)= the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                   (A/B) - C

where(A)= the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c
where(a)=   the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
(b)=        the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period;
            and
(c)=        any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase
            Payments;
(B)= the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

(C)= a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate equal to 1.25% annually and the Administrative Charge at a rate equal to 0.15% annually (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, and any Enhanced Death Benefit Charge are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Subaccount, in the Fixed Option, the DCA Plus Fixed Option and in each GIO in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, Enhanced Death Benefit Charge, withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after you annuitize. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following annuitization will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

  Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.05 = 1; 1 - 1 = 0; 0 x 100% = 0%.
              ----
              1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:
  1.026 = 0.9771; 0.9771 - 1 = -0.0229; -0.0229 x 100% = -2.29%.
  -----
   1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant's correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Systematic Transfer Programs

The GIOs and the DCA Plus Fixed Option are not available for any systematic transfer programs, except that if you elect DCA Plus, such transfers must be made from the DCA Plus Fixed Option. For a description of DCA Plus, including its limitations and restrictions, see HOW YOUR PAYMENTS ARE ALLOCATED-- Transfers in the Prospectus. The Fixed Account is not available in connection with rebalancing and DCA Plus and may not be used as a source account for dollar cost averaging programs newly established by you. You may not use dollar cost averaging, DCA Plus and/or the earnings sweep at the same time.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Variable Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Fixed or Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use the earnings sweep, DCA Plus and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Fixed, DCA Plus Fixed or Variable Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Fixed, DCA Plus Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

Dividends

The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed otherwise. You should consult with your tax adviser before making an election.

                             FINANCIAL STATEMENTS

Audited financial statements of Separate Account A as of December 31, 1998 and for the two years then ended are incorporated by reference in this SAI from the Annual Report of the Separate Account dated as of December 31, 1998. Pacific Life's audited consolidated financial statements as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

The consolidated financial statements of Pacific Life as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

   INDEPENDENT AUDITORS' REPORT
   ----------------------------

   Pacific Life Insurance Company and Subsidiaries:

   We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the "Company") as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998 in conformity with generally accepted accounting principles.

   DELOITTE & TOUCHE LLP

   Costa Mesa, California
   February 22, 1999

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                            December 31,
                                                           1998      1997
----------------------------------------------------------------------------
                                                            (In Millions)
ASSETS
Investments:
  Securities available for sale at estimated fair value:
    Fixed maturity securities                            $13,617.0 $13,938.5
    Equity securities                                        547.5     346.4
  Mortgage loans                                           2,788.7   1,922.1
  Real estate                                                172.7     192.1
  Policy loans                                             3,901.2   3,769.2
  Short-term investments                                      99.9      83.8
  Other investments                                          948.0     432.4
----------------------------------------------------------------------------
TOTAL INVESTMENTS                                         22,075.0  20,684.5
Cash and cash equivalents                                    150.1     110.4
Deferred policy acquisition costs                            889.7     716.9
Accrued investment income                                    252.3     255.4
Other assets                                                 672.8     636.5
Separate account assets                                   15,844.0  11,605.1
----------------------------------------------------------------------------
TOTAL ASSETS                                             $39,883.9 $34,008.8
============================================================================


LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life, annuity and other investment contract
   deposits                                              $17,973.0 $16,644.5
  Future policy benefits                                   2,131.6   2,133.8
  Short-term and long-term debt                              445.1     253.6
  Other liabilities                                        1,162.2   1,224.5
  Separate account liabilities                            15,844.0  11,605.1
----------------------------------------------------------------------------
TOTAL LIABILITIES                                         37,555.9  31,861.5
----------------------------------------------------------------------------
Commitments and contingencies
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                     30.0      30.0
  Paid-in capital                                            126.2     120.1
  Retained earnings                                        1,663.5   1,422.0
  Accumulated other comprehensive income -
   Unrealized gain on securities available for sale, net     508.3     575.2
----------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                 2,328.0   2,147.3
----------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY               $39,883.9 $34,008.8
============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                     Years Ended December 31,
                                                      1998     1997     1996
------------------------------------------------------------------------------
                                                          (In Millions)
REVENUES
Policy fees from universal life, annuity and other
 investment contract deposits                       $  525.3 $  431.2 $  348.6
Insurance premiums                                     514.7    504.3    465.4
Net investment income                                1,293.8  1,225.3  1,087.3
Net realized capital gains                              38.7     85.3     44.0
Commission revenue                                     220.1    146.6     79.6
Other income                                           216.6    181.7    123.1
------------------------------------------------------------------------------
TOTAL REVENUES                                       2,809.2  2,574.4  2,148.0
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                    880.8    797.8    665.0
Policy benefits paid or provided                       719.5    675.7    652.9
Commission expenses                                    386.1    303.7    233.6
Operating expenses                                     467.8    507.7    316.2
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                          2,454.2  2,284.9  1,867.7
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES               355.0    289.5    280.3
Provision for income taxes                             113.5    113.5    113.7
------------------------------------------------------------------------------

NET INCOME                                          $  241.5 $  176.0 $  166.6
==============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                     Accumulated
                                    Common Stock                        Other
                                    ------------- Paid-in Retained  Comprehensive
                                    Shares Amount Capital Earnings     Income      Total
-------------------------------------------------------------------------------------------
                                                        (In Millions)
BALANCES,
 JANUARY 1, 1996                                          $1,151.4     $ 482.0    $1,633.4
Comprehensive income:
  Net income                                                 166.6                   166.6
  Change in unrealized gain on
   securities available for sale,
   net                                                                  (102.8)     (102.8)
                                                                                  --------
Total comprehensive income                                                            63.8
-------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1996                                         1,318.0       379.2     1,697.2
Comprehensive income:
  Net income                                                 176.0                   176.0
  Change in unrealized gain on
   securities available for sale,
   net                                                                   196.0       196.0
                                                                                  --------
Total comprehensive income                                                           372.0
Issuance of partnership units by
 affiliate                                        $ 85.1                              85.1
Initial member capitalization
 of Pacific Mutual Holding Company                            (2.0)                   (2.0)
Issuance of common stock             0.6   $30.0    35.0     (65.0)
Dividend paid to parent                                       (5.0)                   (5.0)
-------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1997                   0.6    30.0   120.1   1,422.0       575.2     2,147.3
Comprehensive income:
  Net income                                                 241.5                   241.5
  Change in unrealized gain on
   securities available for sale,
   net                                                                   (66.9)      (66.9)
                                                                                  --------
Total comprehensive income                                                           174.6
Issuance of partnership units by
 affiliate                                           6.1                               6.1
-------------------------------------------------------------------------------------------
BALANCES,
 DECEMBER 31, 1998                   0.6   $30.0  $126.2  $1,663.5     $ 508.3    $2,328.0
===========================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                   Years Ended December 31,
                                                    1998      1997      1996
-------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                        $  241.5  $  176.0  $  166.6
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturities                   (39.4)    (26.6)    (45.2)
  Depreciation and other amortization                 26.0      38.3      43.8
  Deferred income taxes                              (20.6)    (14.4)    (49.8)
  Net realized capital gains                         (38.7)    (85.3)    (44.0)
  Net change in deferred policy acquisition costs   (172.8)   (185.4)   (140.4)
  Interest credited to universal life, annuity
   and other investment contract deposits            880.8     797.8     665.0
Change in accrued investment income                    3.1     (52.9)     (3.7)
Change in future policy benefits                      (2.2)   (372.7)     62.3
Change in other assets and liabilities                99.4     577.4     158.1
-------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES            977.1     852.2     812.7
-------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Securities available for sale:
  Purchases                                       (4,302.3) (6,272.3) (4,525.0)
  Sales                                            2,201.9   2,224.1   2,511.0
  Maturities and repayments                        2,196.1   2,394.6   1,184.7
Repayments of mortgage loans                         334.9     179.3     220.4
Proceeds from sales of mortgage loans and real
 estate                                               43.3     104.4      14.5
Purchases of mortgage loans and real estate       (1,246.3)   (643.7)   (414.3)
Distributions from partnerships                      119.5      91.6      78.8
Change in policy loans                              (132.0)   (637.4)   (338.5)
Change in short-term investments                     (16.1)    (17.7)     37.2
Other investing activity, net                       (564.2)     43.5    (144.5)
-------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES             (1,365.2) (2,533.6) (1,375.7)
-------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                Years Ended December 31,
(Continued)                                     1998       1997       1996
------------------------------------------------------------------------------
                                                      (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $ 4,007.0  $ 4,373.6  $ 2,105.0
  Withdrawals                                  (3,770.7)  (2,667.3)  (1,756.6)
Net change in short-term debt                     191.5        8.5       42.5
Repayment of long-term debt                                  (25.0)      (5.0)
Initial capitalization of Pacific Mutual
 Holding Company                                              (2.0)
Dividend paid to parent                                       (5.0)
------------------------------------------------------------------------------
NET CASH PROVIDED BY FINANCING ACTIVITIES         427.8    1,682.8      385.9
------------------------------------------------------------------------------
Net change in cash and cash equivalents            39.7        1.4     (177.1)
Cash and cash equivalents, beginning of year      110.4      109.0      286.1
------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR        $   150.1  $   110.4  $   109.0
==============================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES
In connection with the acquisition of an insurance block of business in 1997, as discussed in Note 5, the following assets and liabilities were assumed:

          Cash                                            $1,215.9
          Policy loans                                       440.3
          Other assets                                        43.4
                                                          --------
            Total assets assumed                          $1,699.6
                                                          ========

          Policyholder account values                     $1,693.8
          Other liabilities                                    5.8
                                                          --------
            Total liabilities assumed                     $1,699.6
                                                          ========
==============================================================================

SUPPLEMENTAL SCHEDULE OF NON CASH FINANCING ACTIVITIES
As a result of the Conversion in 1997, as discussed in Note 1, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.
==============================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid                                $127.9     $153.0     $189.6
Interest paid                                    $ 24.0     $ 26.1     $ 27.3
==============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   CONVERSION TO MUTUAL HOLDING COMPANY STRUCTURE

   Pursuant to consent received from the Insurance Department of the State of California, Pacific Mutual Life Insurance Company ("Pacific Mutual") implemented a plan of conversion to form a mutual holding company structure (the "Conversion") on September 1, 1997. The Conversion created Pacific LifeCorp, an intermediate stock holding company and Pacific Mutual Holding Company ("PMHC"), a mutual holding company. Pacific Mutual was converted to a stock life insurance company and renamed Pacific Life Insurance Company ("Pacific Life"). Under their respective charters, PMHC must always own at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in PMHC, consisting principally of the right to vote on the election of the Board of Directors of PMHC and on other matters, and certain rights upon liquidation or dissolution of PMHC.

   As a result of the Conversion, $65 million of retained earnings was allocated for the issuance of 600,000 shares of common stock with a par value totaling $30 million and $35 million to paid-in capital.

   DESCRIPTION OF BUSINESS

   Pacific Life was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life conducts business in every state except New York.

   Pacific Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Life provides a variety of group employee benefits, broker-dealer operations and investment management and advisory services.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Life and its wholly-owned insurance subsidiaries, PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its wholly-owned noninsurance subsidiaries, Pacific Asset Management LLC ("PAM"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc. and Pacific Mezzanine Associates, L.L.C. (50% owned). All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

   PAM was initially capitalized on December 31, 1997, when Pacific Life completed a subsidiary restructuring in which all the assets and liabilities of Pacific Financial Asset Management Corporation ("PFAMCo") were contributed into this newly formed limited liability company. PFAMCo was then merged into Pacific Life. On October 30, 1997, Pacific Corinthian Life Insurance Company ("PCL"-Note 4), a wholly-owned insurance subsidiary, was merged into Pacific Life, with Pacific Life as the surviving entity.

   NEW ACCOUNTING PRONOUNCEMENTS

   During 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," SFAS No. 131, "Disclosures about Segments of an Enterprise and Related
   Information," and SFAS No. 132, "Employers' Disclosures about Pensions and Other Postretirement Benefits."

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   SFAS No. 130 established standards for the reporting and display of comprehensive income and its components in financial statements (Note 11). SFAS No. 131 established standards for the way information about operating segments is reported in financial statements. It also established standards for related disclosures about products and services, geographic areas and major customers (Note 13). SFAS No. 132 standardized disclosure requirements for employers' pensions and other retiree benefits (Note 14). Adoption of these accounting standards did not have a significant impact on the consolidated financial position or results of operations of the Company.

   On January 1, 1998, the Company adopted the American Institute of Certified Public Accountants ("AICPA") Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments." SOP 97-3 provides guidance on when a liability should be recognized for guaranty fund and other assessments and how to measure the liability. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or results of operations of the Company.

   In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." SFAS No. 133 is effective for fiscal years beginning after June 15, 1999. SFAS No. 133 establishes accounting and reporting standards for derivative instruments and hedging activities. The Company currently plans to adopt SFAS No. 133 on January 1, 2000. The impact on the consolidated financial position or results of operations of the Company due to the adoption of this statement has not yet been determined.

   In March 1998, the AICPA issued SOP 98-1, "Accounting for the Cost of Computer Software Developed or Obtained for Internal Use." SOP 98-1 requires that certain costs incurred in developing internal use computer software be capitalized. The Company currently plans to adopt SOP 98-1 on January 1, 1999. The adoption is not expected to have a significant impact on the consolidated financial position or results of operations of the Company.

   INVESTMENTS

   Available for sale fixed maturity and equity securities are reported at estimated fair value, with unrealized gains and losses, net of deferred income tax and adjustments related to deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial condition. Trading securities, which are included in short-term investments, are reported at estimated fair value with unrealized gains and losses included in net realized capital gains on the accompanying consolidated statements of operations.

   For mortgage-backed securities included in fixed maturity securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income on the accompanying consolidated statements of operations.

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized capital gains on the accompanying consolidated statements of operations.

   Short-term investments are carried at estimated fair value and include all trading securities.

   Derivative financial instruments are carried at estimated fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity on the accompanying consolidated statements of financial condition, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are included in net realized capital gains on the accompanying consolidated statements of operations.

   Mortgage loans and policy loans are stated at unpaid principal balances.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

   On November 15, 1994, certain of the Company's investment management and advisory subsidiaries entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). In December 1997, PIMCO Advisors completed a transaction in which it acquired the assets of Oppenheimer Capital, L.P., including its interest in Oppenheimer Capital, by issuing approximately 33 million PIMCO Advisors General and Limited Partner units. In connection with this transaction, the Company increased its investment in PIMCO Advisors to reflect the excess of the Company's pro rata share of PIMCO Advisors partners' capital subsequent to this transaction over the carrying value of the Company's investment in PIMCO Advisors. The net result of this transaction was to directly increase stockholder's equity by $85.1 million. The Company's beneficial ownership in PIMCO Advisors was approximately 42% prior to this transaction and 31% as of December 31, 1997. During 1998, the Company increased its investment in PIMCO Advisors to reflect its pro rata share of the increase to PIMCO Advisors partners' capital due to the issuance of additional partnership units. For the year ended December 31, 1998, there was a direct increase to the Company's stockholder's equity of $6.1 million. During 1998, the Company also acquired the beneficial ownership of additional partnership units which increased its ownership to 33% as of December 31, 1998. Deferred taxes resulting from these transactions have been included in the accompanying consolidated financial statements. The Company's investment in PIMCO Advisors, which is included in other investments on the accompanying consolidated statements of financial condition, is accounted for using the equity method.

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1998, 1997 and 1996, net amortization of deferred policy acquisition costs included in commission expenses amounted to $73.0 million, $50.2 million and $42.6 million, respectively, and included in operating expenses amounted to $33.5 million, $29.4 million and $27.4 million, respectively, on the accompanying consolidated statements of operations.

   PRESENT VALUE OF FUTURE PROFITS

   In connection with the rehabilitation of First Capital Life Insurance Company ("FCL"-Note 4), an asset was established which represented the present value of estimated future profits of the acquired business. The future profits were discounted to provide an appropriate rate of return and were amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1997 and 1996 amounted to $16.1 million and $24.2 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)


   UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies primarily ranged from 4.0% to 8.4% during 1998, 1997 and 1996.

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 1998, 1997 and 1996. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided on the accompanying consolidated statements of operations.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1998 and 1997, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

   REVENUES AND EXPENSES

   Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is generally recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations.

   INCOME TAXES

   Pacific Life is taxed as a life insurance company for income tax purposes and is included in the consolidated income tax returns of PMHC. Prior to 1998, Pacific Life was subject to an equity tax calculated by a prescribed formula that incorporated a differential earnings rate between stock and mutual life insurance companies. In December 1998, the Internal Revenue Service released Revenue Ruling 99-3 which exempts Pacific Life from this tax for taxable years beginning in 1998. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments disclosed in Notes 6 and 7 has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

   BUSINESS RISKS

   The Company operates in a business environment that is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, credit risk, and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques which attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives that can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 1998 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS


   The following are reconciliations of statutory capital and surplus and statutory net income for Pacific Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                           December 31,
                                                          1998      1997
                                                        ------------------
                                                          (In Millions)
         Statutory capital and surplus                  $1,157.4  $  944.8
           Deferred policy acquisition costs               908.0     730.7
           Unrealized gain on securities available for
            sale, net                                      508.3     575.2
           Deferred income tax                             307.1     289.2
           Asset valuation reserve                         298.7     252.4
           Non admitted assets                              40.4      25.2
           Subsidiary equity                                26.5      60.4
           Surplus notes                                  (149.6)   (149.6)
           Insurance and annuity reserves                 (654.4)   (511.5)
           Other                                          (114.4)    (69.5)
                                                        ------------------
         Stockholder's equity as reported herein        $2,328.0  $2,147.3
                                                        ==================

                                                  Years Ended December 31,
                                                   1998     1997     1996
                                                  ------------------------
                                                      (In Millions)
         Statutory net income                     $ 187.6  $ 121.5  $113.1
           Deferred policy acquisition costs        177.3    160.4   111.2
           Interest maintenance reserve              24.1      7.6     3.8
           Deferred income tax                       17.9     41.2    70.9
           Net realized gain (loss) on trading
            securities                                9.2     (5.8)  (11.6)
           Earnings of subsidiaries                 (32.8)   (40.6)  (33.0)
           Insurance and annuity reserves          (145.1)  (107.0)  (91.3)
           Other                                      3.3     (1.3)    3.5
                                                  ------------------------
         Net income as reported herein            $ 241.5  $ 176.0  $166.6
                                                  ========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the National Association of Insurance Commissioners ("NAIC") to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by comparing it to the risk-based capital as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 1998 and 1997, Pacific Life and PM Group exceeded the minimum risk-based capital requirements.

   CODIFICATION

   In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the states of California and Arizona will require adoption of Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to its parent in any 12-month period cannot exceed the greater of 10% of statutory capital and surplus as of the preceding year-end or the statutory net gain from operations for the previous calendar year, without prior approval from the Insurance Department of the State of California. Based on this limitation and 1998 statutory results, Pacific Life could pay approximately $240.9 million in dividends in 1999 without prior approval. No dividends were paid during 1998.

   Extraordinary dividends to Pacific Life from PM Group are subject to regulatory restrictions and approvals by the Insurance Department of the State of Arizona, PM Group's state of domicile. The maximum amount of ordinary dividends that can be paid by PM Group without restriction cannot exceed the lesser of 10% of surplus as regards policyholders, or the statutory net gain from operations. PM Group received approval to pay dividends of $14 million and $25 million for the years ended December 31, 1997 and 1996 of which $8 million and $18 million, respectively, were considered extraordinary. No dividends were paid during 1998.

   PERMITTED PRACTICE

   As discussed in Note 1, the Company beneficially owns approximately 33% of the outstanding General and Limited Partner units in PIMCO Advisors L.P. as of December 31, 1998. Net cash distributions received on these units are recorded as income as permitted by the Insurance Department of the State of California for statutory accounting purposes.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the "Closed Block"), was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets of Pacific Life have been allocated to the Closed Block in an amount that produces cash flows, which, together with anticipated revenues, are expected to be sufficient to support the policies. Pacific Life is not

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3. CLOSED BLOCK (Continued)

   required to support the payment of dividends on these policies from its general funds. The Closed Block will continue in effect until either the last policy is no longer in force, or the dissolution of the Closed Block. Total assets of $311.6 million and $316.2 million and total liabilities of $352.8 million and $356.0 million for the Closed Block are included in other assets and other liabilities, respectively, on the accompanying consolidated statements of financial condition as of December 31, 1998 and 1997, respectively. The contribution to income from the Closed Block of $5.1 million and $5.7 million, consisting of net revenues and expenses generated by the Closed Block, is included in other income on the accompanying consolidated statements of operations for the years ended December 31, 1998 and 1997, respectively.

4. REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

   On September 30, 1997, PCL completed the rehabilitation of FCL pursuant to a five-year rehabilitation plan approved by the California Superior Court and the Insurance Department of the State of California (the "Rehabilitation Plan"). Under the terms of the Rehabilitation Plan, FCL's insurance policies in force, primarily individual annuities and universal life insurance, were restructured and assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement. On October 30, 1997, PCL was merged into Pacific Life, with Pacific Life as the surviving entity.

5. ACQUISITION OF INSURANCE BLOCKS OF BUSINESS

   On June 1, 1997, Pacific Life acquired a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation which is currently under rehabilitation ("Confederation Life"), which consisted of approximately 38,000 policies having a face amount of insurance of $8.6 billion and reserves of approximately $1.7 billion. The assets received as part of this acquisition amounted to approximately $1.2 billion in cash and approximately $0.4 billion in policy loans. This block is primarily non-leveraged COLI.

   The remaining cost of acquiring this business, representing the amount equal to the excess of the estimated fair value of the reserves assumed over the estimated fair value of the assets acquired, amounted to $36.5 million and $43.4 million as of December 31, 1998 and 1997, respectively, and is included in deferred policy acquisition costs on the accompanying consolidated statements of financial condition. Amortization of this asset for the years ended December 31, 1998 and 1997 was $7.7 million and $0.9 million, respectively, and is included in commission expenses on the accompanying consolidated statements of operations.

   In January 1999, Pacific Life signed a definitive agreement to acquire a payout annuity block of business from Confederation Life. This block of business consists of approximately 18,000 policies, having reserves amounting to approximately $2.0 billion. The transaction is subject to various regulatory and Court approvals and is anticipated to close during 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES


   The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                 Gross Unrealized
                                       Amortized -----------------  Estimated
                                         Cost     Gains    Losses   Fair Value
                                       ---------------------------------------
                                                   (In Millions)
    Securities Available for Sale:
    -----------------------------
    As of December 31, 1998:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    94.0   $ 24.9           $   118.9
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 726.0    118.0   $ 16.1      827.9
    Corporate securities                 7,766.0    438.0    122.4    8,081.6
    Mortgage-backed and asset-backed
     securities                          4,391.7    139.6     52.9    4,478.4
    Redeemable preferred stock             104.0     11.3      5.1      110.2
                                       --------------------------------------
    Total fixed maturity securities    $13,081.7   $731.8   $196.5  $13,617.0
                                       ======================================
    Total equity securities            $   364.4   $202.6   $ 19.5  $   547.5
                                       ======================================
    Securities Available for Sale:
    -----------------------------
    As of December 31, 1997:
    U.S. Treasury securities and
     obligations of U.S. government
     authorities and agencies          $    85.4   $ 17.5           $   102.9
    Obligations of states, political
     subdivisions and foreign govern-
     ments                                 730.2     89.4   $  3.0      816.6
    Corporate securities                 7,658.6    594.3     72.7    8,180.2
    Mortgage-backed and asset-backed
     securities                          4,597.2    147.1     15.5    4,728.8
    Redeemable preferred stock             102.3     10.3      2.6      110.0
                                       --------------------------------------
    Total fixed maturity securities    $13,173.7   $858.6   $ 93.8  $13,938.5
                                       ======================================
    Total equity securities            $   226.4   $122.5   $  2.5  $   346.4
                                       ======================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   The amortized cost and estimated fair value of fixed maturity securities as of December 31, 1998, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    Amortized Estimated
                                                      Cost    Fair Value
                                                    --------------------
                                                       (In Millions)
         Securities Available for Sale:
         Due in one year or less                    $   479.8 $   482.6
         Due after one year through five years        3,131.7   3,236.6
         Due after five years through ten years       2,923.1   3,033.4
         Due after ten years                          2,155.4   2,386.0
                                                    -------------------
                                                      8,690.0   9,138.6
         Mortgage-backed and asset-backed securi-
          ties                                        4,391.7   4,478.4
                                                    -------------------
         Total                                      $13,081.7 $13,617.0
                                                    ===================

   Gross gains of $110.6 million, $69.1 million and $89.3 million and gross losses of $35.9 million, $32.9 million and $29.9 million on securities available for sale were realized during 1998, 1997 and 1996, respectively.

   Major categories of investment income are summarized as follows:

                                    Years Ended December 31,
                                     1998     1997     1996
                                   --------------------------
                                         (In Millions)
        Fixed maturity securities  $  915.9 $  925.4 $  820.7
        Equity securities              17.5     12.8     17.8
        Mortgage loans                174.6    129.5    109.4
        Real estate                    38.1     53.6     51.3
        Policy loans                  154.5    137.1    113.0
        Other                         100.2     75.5     82.6
                                   --------------------------
          Gross investment income   1,400.8  1,333.9  1,194.8
        Investment expense            107.0    108.6    107.5
                                   --------------------------
          Net investment income    $1,293.8 $1,225.3 $1,087.3
                                   ==========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (Continued)


   The change in gross unrealized gain on investments in available for sale and trading securities is as follows:

                                             December 31,
                                         1998     1997    1996
                                        ------------------------
                                            (In Millions)
        Available for sale securities:
          Fixed maturity                $(229.5) $223.5  $(168.6)
          Equity                           63.1    85.7      6.3
                                        ------------------------
        Total                           $(166.4) $309.2  $(162.3)
                                        ========================

        Trading securities:
          Fixed maturity                $  (2.5) $ (1.1) $  (0.5)
          Equity                                             0.2
                                        ------------------------
        Total                           $  (2.5) $ (1.1) $  (0.3)
                                        ========================

   As of December 31, 1998 and 1997, investments in fixed maturity securities with a carrying value of $13.0 million and $14.4 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

   No investment, aggregated by issuer, exceeded 10% of total stockholder's equity as of December 31, 1998.

7. FINANCIAL INSTRUMENTS

   The estimated fair values of the Company's financial instruments are as follows:

                                       December 31, 1998    December 31, 1997
                                      -------------------- --------------------
                                      Carrying  Estimated  Carrying  Estimated
                                       Amount   Fair Value  Amount   Fair Value
                                      ----------------------------------------
                                                    (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 6)            $14,164.5 $14,164.5  $14,284.9 $14,284.9
      Mortgage loans                    2,788.7   2,911.2    1,922.1   1,990.9
      Policy loans                      3,901.2   3,901.2    3,769.2   3,769.2
      Cash and cash equivalents           150.1     150.1      110.4     110.4
      Derivative financial
       instruments:
        Interest rate floors, caps,
         options and swaptions             67.9      67.9       22.9      22.9
        Interest rate swap contracts                             0.5       0.5
        Foreign currency derivatives      108.2     108.2        4.1       4.1
    Liabilities:
      Guaranteed interest contracts     5,665.3   5,751.0    3,982.0   4,035.7
      Deposit liabilities                 599.9     626.7      733.5     737.4
      Annuity liabilities               1,448.0   1,430.1    1,883.5   1,872.6
      Short-term debt                     295.5     295.5      104.0     104.0
      Surplus notes                       149.6     176.0      149.6     164.7
      Derivative financial
       instruments:
        Options written                                          1.6       1.6
        Interest rate swap contracts       23.3      23.3
        Asset swap contracts                3.6       3.6       12.6      12.6
        Credit default and total
         return swaps                       9.1       9.1        4.0       4.0

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1998 and 1997:

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values.

   CASH AND CASH EQUIVALENTS

   The carrying amounts of these items are a reasonable estimate of their fair values.

   DERIVATIVE FINANCIAL INSTRUMENTS

   Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

   Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated at that time. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)


   A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                    Balance               Terminations Balance
                                   Beginning                  and        End
                                    of Year  Acquisitions  Maturities  of Year
                                   -------------------------------------------
                                                  (In Millions)
    December 31, 1998:
    ------------------
      Interest rate floors, caps,
       options and swaptions       $2,730.0    $  160.6     $  237.6   $2,653.0
      Interest rate swap contracts  2,026.1       960.8        378.3    2,608.6
      Asset swap contracts             67.4        30.3         34.5       63.2
      Credit default and total
       return swaps                   288.5       771.5        410.4      649.6
      Financial futures contracts     214.1     4,108.4      3,713.6      608.9
      Foreign currency derivatives    207.0       959.4         35.2    1,131.2

    December 31, 1997:
    ------------------
      Interest rate floors, caps,
       options and swaptions        4,538.2     1,644.2      3,452.4    2,730.0
      Interest rate swap contracts    988.3     1,356.0        318.2    2,026.1
      Asset swap contracts             30.0        47.4         10.0       67.4
      Credit default and total
       return swaps                   356.5        98.9        166.9      288.5
      Financial futures contracts     609.2     3,930.6      4,325.7      214.1
      Foreign currency derivatives     41.4       217.0         51.4      207.0

   Interest Rate Floors, Caps, Options and Swaptions
   -------------------------------------------------

   The Company uses interest rate floors, caps, options and swaptions to hedge against fluctuations in interest rates and to take positions in its total return portfolios. Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Floors, caps and options are reported as assets and options written are reported as liabilities in the accompanying consolidated statements of financial condition. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income in the accompanying consolidated statements of operations over the term of the agreement. Interest rate floors and caps, options and swaptions mature during the years 1999 through 2017.

   Interest Rate Swap Contracts
   ----------------------------

   The Company uses interest rate swaps to manage interest rate risk and to take positions in its total return portfolios. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The interest rate swap contracts mature during the years 1999 through 2021.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)


   Asset Swap Contracts
   --------------------

   The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for fixed income streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. The asset swap contracts mature during the years 2000 through 2005.

   Credit Default and Total Return Swaps
   -------------------------------------

   The Company uses credit default and total return swaps to take advantage of market opportunities. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Credit default and total return swaps mature during the years 1999 through 2028.

   Financial Futures Contracts
   ---------------------------

   The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non-U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

   Foreign Currency Derivatives
   ----------------------------

   The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset losses and gains, respectively, on the related foreign currency denominated assets. The amounts to be received or paid under the foreign currency swaps are accrued and recognized through an adjustment to net investment income in the accompanying consolidated statements of operations over the life of the agreements. Foreign currency derivatives expire during the years 1999 through 2013.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of fixed maturity guaranteed interest contracts is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. FINANCIAL INSTRUMENTS (Continued)

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market values.

   SURPLUS NOTES

   The estimated fair value of surplus notes is based on market quotes.

   FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

   Pacific Life has issued certain contracts to 401(k) plans totaling $1.6 billion as of December 31, 1998, pursuant to the terms of which the 401(k) plan retains direct ownership and control of the assets related to these contracts. Pacific Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Life receives a fee which varies by contract. Pacific Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

8. UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

   The detail of universal life, annuity and other investment contract deposit liabilities is as follows:

                                               December 31,
                                              1998      1997
                                            -------------------
                                               (In Millions)
       Universal life                       $10,218.0 $10,012.0
       Annuity                                1,429.0   1,817.4
       Other investment contract deposits
                                              6,326.0   4,815.1
                                            -------------------
                                            $17,973.0 $16,644.5
                                            ===================

   The detail of universal life, annuity and other investment contract deposits policy fees and interest credited net of reinsurance ceded is as follows:

                                           Years Ended December 31,
                                            1998     1997     1996
                                           --------------------------
                                                (In Millions)
    Policy fees:
      Universal life                       $439.9  $377.5   $318.4
      Annuity                                82.1    50.3     26.6
      Other investment contract deposits      3.3     3.4      3.6
                                           -----------------------
    Total policy fees                      $525.3  $431.2   $348.6
                                           -----------------------
      Interest credited:
        Universal life                     $440.8  $368.2   $284.3
        Annuity                              79.8   116.8    138.7
        Other investment contract deposits  360.2   312.8    242.0
                                           -----------------------
      Total interest credited              $880.8  $797.8   $665.0
                                           =======================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.  SHORT-TERM AND LONG-TERM DEBT

    Pacific Life borrows for short-term needs by issuing commercial paper. Principal of $234.9 million and interest payable of $0.6 million was outstanding as of December 31, 1998, bearing an average interest rate of 5.22%, and was repaid in January 1999. There was no commercial paper debt outstanding as of December 31, 1997. Pacific Life has a revolving credit facility available of $350 million as of December 31, 1998 and 1997. There was no debt outstanding under the revolving credit facility as of December 31, 1998 and 1997.

    PAM had bank borrowings outstanding of $60 million and $104 million as of December 31, 1998 and 1997, respectively. The interest rate averaged 5.8%, 5.8% and 5.6% for the years ended December 31, 1998, 1997 and 1996, respectively. Outstanding debt is due and payable in 1999 and subject to renewal. The borrowing limit for PAM as of December 31, 1998 and 1997 was $200 million.

    Pacific Life has $150 million of long-term debt which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest on and the payment of principal of the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for each of the years ended December 31, 1998, 1997 and 1996 and is included in net investment income on the accompanying consolidated statements of operations.

10. INCOME TAXES

    The Company accounts for income taxes using the liability method. The deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new tax law is enacted. Recording the effects of a change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

    The provision for income taxes is as follows:

                  Years Ended December 31,
                  1998      1997      1996
                  ------------------------
                       (In Millions)
        Current    $134.1  $127.9  $163.5
        Deferred    (20.6)  (14.4)  (49.8)
                   ----------------------
                   $113.5  $113.5  $113.7
                   ======================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (Continued)

    The sources of the Company's provision for deferred taxes are as follows:

                                                  Years Ended December 31,
                                                    1998    1997   1996
                                                  ------------------------
                                                       (In Millions)
        Non deductible reserves                   $ 28.2  $(27.6)  $ (6.4)
        Duration hedging                            20.8    (2.6)   (14.9)
        Partnership income                          20.8
        Deferred policy acquisition costs          (12.6)  (18.0)     2.1
        Investment valuation                       (24.5)    3.9     (7.3)
        Policyholder reserves                      (29.5)   20.1    (28.5)
        Other                                       (2.6)    9.8      5.2
                                                  ------------------------
        Deferred taxes from operations               0.6   (14.4)   (49.8)
        Release of subsidiary deferred taxes       (21.2)
                                                  ------------------------
        Deferred tax provision                    $(20.6) $(14.4)  $(49.8)
                                                  ========================

   The Company's acquisition of a controlling interest in a subsidiary allowed such subsidiary to be included in PMHC's consolidated income tax return. That inclusion resulted in the release of certain deferred taxes.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                     Years Ended December 31,
                                                     1998      1997     1996
                                                   ---------------------------
                                                           (In Millions)
        Income taxes at the statutory rate         $124.2    $101.3    $ 98.1
          Equity tax                                 (5.0)      5.0      16.3
          Amortization of intangibles on equity
           method investments                         4.3       7.6       6.5
          Non-taxable investment income              (3.6)     (2.6)     (2.1)
          Other                                      (6.4)      2.2      (5.1)
                                                   ---------------------------
        Provision for income taxes                 $113.5    $113.5    $113.7
                                                   ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (Continued)

    The net deferred tax liability is comprised of the following tax effected temporary differences:

                                                              December 31,
                                                              1998     1997
                                                             ----------------
                                                              (In Millions)
        Policyholder reserves                                $ 254.3  $ 224.8
        Investment valuation                                    44.7     20.2
        Deferred compensation                                   33.7     25.9
        Dividends                                                7.6      7.7
        Non deductible reserves                                  5.9     34.1
        Depreciation                                            (2.4)    (2.5)
        Duration hedging                                        (8.5)    12.3
        Deferred policy acquisition costs                      (13.3)   (25.9)
        Partnership income                                     (20.8)
        Other                                                   (1.4)     3.8
                                                             ----------------
        Deferred taxes from operations                         299.8    300.4
        Deferred taxes assumed in acquisition of subsidiary      4.8
        Issuance of partnership units by affiliate             (74.9)   (47.9)
        Unrealized gain on securities available for sale      (272.3)  (307.8)
                                                             ----------------
        Net deferred tax liability                           $ (42.6) $ (55.3)
                                                             ================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. COMPREHENSIVE INCOME


    The Company displays comprehensive income and its components in the accompanying consolidated statements of stockholder's equity and the note herein. The Company's only component of other comprehensive income, unrealized gain (loss) on securities available for sale, is shown net of reclassification adjustments, as defined by SFAS No. 130, and net of income tax in the accompanying consolidated statements of stockholder's equity. The disclosure of the gross components of other comprehensive income is as follows:

                                                    Years Ended December 31,
                                                    1998      1997      1996
                                                  -----------------------------
                                                         (In Millions)
        Calculation of Holding Gain (Loss):
        -----------------------------------
          Gross holding gain (loss) on securities
           available for sale                      $ (13.4) $  338.2  $  (75.7)
          Tax (expense) benefit                        4.5    (117.1)     26.5
                                                   ---------------------------
          Holding gain (loss) on securities
           available for sale, net of tax          $  (8.9) $  221.1  $  (49.2)
                                                   ===========================
        Calculation of Reclassification
         Adjustment:
        -------------------------------
          Realized gain on sale of securities
           available for sale                      $  89.3  $   38.9  $   82.6
          Tax expense                                (31.3)    (13.8)    (29.0)
                                                   ---------------------------
          Reclassification adjustment, net of tax  $  58.0  $   25.1  $   53.6
                                                   ===========================
        Amounts Reported in Other Comprehensive
         Income:
        ---------------------------------------
          Holding gain (loss) on securities
           available for sale, net of tax          $  (8.9) $  221.1  $  (49.2)
          Less reclassification adjustment, net
           of tax                                     58.0      25.1      53.6
                                                   ---------------------------
          Net unrealized gain (loss) recognized
           in other comprehensive income           $ (66.9) $  196.0  $ (102.8)
                                                   ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. REINSURANCE

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial condition. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                          December 31,
                                          1998    1997
                                         --------------
                                         (In Millions)
      Reinsured universal life deposits  $(46.0) $(39.6)
      Future policy benefits              108.9    92.2
      Unpaid claims                        12.5    14.0
      Paid claims                          24.3    10.2

   As of December 31, 1998, 79% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                                Years Ended December 31,
                                                                   1998   1997   1996
                                                                ------------------------
                                                                    (In Millions)
      Ceded reinsurance netted against insurance premiums         $ 82.7 $ 70.7 $ 44.3
      Assumed reinsurance included in insurance premiums            17.2   18.1   17.8
      Ceded reinsurance netted against policy fees                  65.0   77.5   71.0
      Ceded reinsurance netted against net investment income       203.3  204.9  192.5
      Ceded reinsurance netted against interest credited           162.8  165.8  155.2
      Ceded reinsurance netted against policy benefits             121.3   93.4   56.7
      Assumed reinsurance included in policy benefits               17.7   12.7    9.9

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. SEGMENT INFORMATION

    The Company's six operating segments are Individual Insurance, Institutional Products Group, Annuities, Group Employee Benefits, Broker-Dealers and Investment Management. These segments have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

    The Individual Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, marketing organizations, national accounts and a national producer group. The Institutional Products Group segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team. The Annuities segment offers variable and fixed annuities to individuals, small businesses and qualified plans through financial institutions, National Association of Securities Dealers ("NASD") firms, and regional and national wirehouses.

    The Group Employee Benefits segment offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators. The Broker-Dealers segment includes five NASD registered firms that provide securities and affiliated insurance brokerage services and investment advisory services through more than 3,100 registered representatives. The Investment Management segment is primarily comprised of the Company's investment in PIMCO Advisors (Note 1). PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

    Corporate and Other primarily includes investment income, expenses and assets not attributable to the major segments and the operations of the Company's reinsurance subsidiary located in the United Kingdom. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets.

    The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and capital gains are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The income tax provision is allocated based on each segment's actual tax liability.

    Intersegment revenues include commissions paid by the Individual Insurance segment and the Annuities segment for variable product sales to the Broker-Dealers segment. Investment Management segment assets have been reduced by an intersegment note payable of $110 million as of December 31, 1998. The related intersegment note receivable is included in Corporate and Other segment assets.

    The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

    Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant non cash item is interest credited to universal life, annuity and other investment contract deposits and is disclosed herein.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. SEGMENT INFORMATION (Continued)


    Financial information for each of the business segments is as follows:

                                     Institutional             Group
                          Individual   Products               Employee Broker- Investment Corporate
                          Insurance      Group     Annuities  Benefits Dealers Management and Other    Total
                          ------------------------------------------------------------------------------------
External customers and                                      (In Millions)
 other revenue
 December 31, 1998        $   414.6    $    43.3   $  124.0    $521.2  $236.1    $ 17.1   $   17.4   $ 1,373.7
 December 31, 1997            379.2         61.6       83.3     480.6   154.0      21.8        3.2     1,183.7
 December 31, 1996            335.4         36.8       41.4     431.7    82.2      22.2        5.7       955.4
Intersegment revenues
 December 31, 1998                                                      185.3               (185.3)          -
 December 31, 1997                                                      143.3               (143.3)          -
 December 31, 1996                                                       98.0                (98.0)          -
Net investment income
 December 31, 1998            565.7        565.5       88.6      23.1     0.9       8.0       42.0     1,293.8
 December 31, 1997            485.2        509.6      149.4      24.9     0.8       6.2       49.2     1,225.3
 December 31, 1996            404.1        465.5      149.6      21.9     0.8       4.8       40.6     1,087.3
Net realized capital
 gains (losses)
 December 31, 1998              3.4        (13.6)       4.6       1.7               4.0       38.6        38.7
 December 31, 1997              9.8         12.8        0.6       2.0              20.8       39.3        85.3
 December 31, 1996              5.7          5.0       (4.5)      2.3               1.1       34.4        44.0
Net income of equity
 method investees
 December 31, 1998                                                                103.0                  103.0
 December 31, 1997                                                                 80.1                   80.1
 December 31, 1996                                                                 61.3                   61.3
Total revenues
 December 31, 1998            983.7        595.2      217.2     546.0   422.3     132.1      (87.3)    2,809.2
 December 31, 1997            874.2        584.0      233.3     507.5   298.1     128.9      (51.6)    2,574.4
 December 31, 1996            745.2        507.3      186.5     455.9   181.0      89.4      (17.3)    2,148.0

Segment profit (loss)
 before income tax
 provision
 December 31, 1998            151.1         74.6       34.1      10.3     9.9      60.1       14.9       355.0
 December 31, 1997            132.4         98.3       23.5      28.8     6.4      24.6      (24.5)      289.5
 December 31, 1996            109.3         80.7      (16.5)     26.3     4.3      34.1       42.1       280.3
Income tax provision
 (benefit)
 December 31, 1998             52.6         21.2       11.3       2.9     4.5       2.1       18.9       113.5
 December 31, 1997             55.8         33.9        9.4       9.1     2.7      10.1       (7.5)      113.5
 December 31, 1996             44.8         27.5       (0.4)      6.2     1.8      21.5       12.3       113.7
Segment net income
 (loss)
 December 31, 1998             98.5         53.4       22.8       7.4     5.4      58.0       (4.0)      241.5
 December 31, 1997             76.6         64.4       14.1      19.7     3.7      14.5      (17.0)      176.0
 December 31, 1996             64.5         53.2      (16.1)     20.1     2.5      12.6       29.8       166.6
Interest credited on
 universal life, annuity
 and other investment
 contract deposits
 December 31, 1998            449.6        354.1       71.0                                    6.1       880.8
 December 31, 1997            378.8        299.8      106.2                                   13.0       797.8
 December 31, 1996            290.3        232.9      132.8                                    9.0       665.0
Segment assets
 As of December 31, 1998   14,578.2     15,221.0    8,384.2     361.1    55.8     267.3    1,016.3    39,883.9
 As of December 31, 1997   13,426.7     12,241.7    6,310.8     368.6    52.4     305.4    1,303.2    34,008.8

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS


    PENSION PLANS

    Pacific Life has defined benefit pension plans which cover all eligible employees who have one year of continuous employment and have attained age
    21. The full-benefit vesting period for all participants is five years.

    Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

    Components of net periodic pension cost are as follows:

                                                 Years Ended December 31,
                                                 1998      1997      1996
                                               --------------------------
                                                     (In Millions)
        Service cost - benefits earned during
         the year                              $  4.0    $  3.6    $  3.7
        Interest cost on projected benefit
         obligation                              10.9      10.4       9.8
        Expected return on plan assets          (15.0)    (12.8)    (11.2)
        Amortization of net obligations and
         prior service cost                      (1.4)     (1.4)     (1.4)
                                               --------------------------
        Net periodic pension cost (benefit)    $ (1.5)   $ (0.2)   $  0.9
                                               ==========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

    The following tables set forth the pension plans' reconciliation of benefit obligation, plan assets and funded status for the years ended:

                                                       December 31,
                                                       1998    1997
                                                      --------------
                                                       (In Millions)
        Change in Benefit Obligation:
        -----------------------------
        Benefit obligation, beginning of year         $157.9  $140.9
          Service cost                                   4.0     3.6
          Interest cost                                 10.9    10.4
          Plan expense                                  (0.3)   (0.2)
          Actuarial loss                                11.9    10.1
          Benefits paid                                 (6.6)   (6.9)
                                                      --------------
        Benefit obligation, end of year               $177.8  $157.9
                                                      ==============
        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year  $180.3  $154.2
          Actual return on plan assets                  21.9    33.2
          Plan expense                                  (0.3)   (0.2)
          Benefits paid                                 (6.6)   (6.9)
                                                      --------------
        Fair value of plan assets, end of year        $195.3  $180.3
                                                      ==============
        Funded Status Reconciliation:
        -----------------------------
        Funded status                                 $ 17.5  $ 22.4
        Unrecognized transition asset                   (3.6)   (4.8)
        Unrecognized prior service cost                 (1.0)   (1.2)
        Unrecognized actuarial gain                     (9.7)  (14.7)
                                                      --------------
        Prepaid pension cost                          $  3.2  $  1.7
                                                      ==============

    In determining the actuarial present value of the projected benefit obligation as of December 31, 1998 and 1997, the weighted average discount rate used was 6.5% and 7.0%, respectively, and the rate of increase in future compensation levels was 5.0% and 5.5%, respectively. The expected long-term rate of return on plan assets was 8.5% in 1998 and 1997.

    In connection with the merger of PCL into Pacific Life as discussed in Note 4, Pacific Life assumed sponsorship of PCL's defined benefit pension plan. This pension plan provides for retirement income benefits at age 65 with reduced benefits for early retirement. Effective December 31, 1997, PCL's defined benefit plan merged into Pacific Life's plan. All benefits associated with PCL's plan remain unchanged subsequent to the merger.

    POSTRETIREMENT BENEFITS

    Pacific Life sponsors a defined benefit health care plan and a defined benefit life insurance plan (the "Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. PENSION PLANS, POSTRETIREMENT BENEFITS AND OTHER PLANS (Continued)

    coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

    The net periodic postretirement benefit cost for the years ended December 31, 1998, 1997 and 1996 is $0.7 million, $0.8 million and $1.4 million, respectively. As of December 31, 1998 and 1997, the accumulated benefit obligation is $19.3 million and $20.0 million, respectively. The fair value of the plan assets as of December 31, 1998 and 1997 is zero. The amount of accrued benefit cost included in other liabilities on the accompanying consolidated statements of financial condition is $25.3 million and $26.0 million as of December 31, 1998 and 1997, respectively.

    The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 8% and 9% for 1998 and 1997, respectively, and is assumed to decrease gradually to 3.5% in 2003 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 7% and 8% for 1998 and 1997, respectively, and is assumed to decrease gradually to 3% in 2003 and remain at that level thereafter.

    The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 1998 would be increased by 8.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 7.5%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 1998 would be decreased by 6.8%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.5%.

    The discount rate used in determining the accumulated postretirement benefit obligation is 6.5% and 7.0% for 1998 and 1997, respectively.

    OTHER PLANS

    Pacific Life provides a voluntary Retirement Incentive Savings Plan ("RISP") pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Effective October 1, 1997, Pacific Life's RISP changed the matching percentage of each employee's contributions from 50% to 75%, up to a maximum of 6% of eligible employee compensation and restricted the matched investment to an Employee Stock Ownership Plan ("ESOP") sponsored by Pacific LifeCorp. The ESOP was formed at the time of the Conversion and is currently only available to the participants of the RISP in the form of matching contributions.

    Pacific Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

    The Company also has performance based incentive compensation plans for its employees.

15. TRANSACTIONS WITH AFFILIATES

    Pacific Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $42.1 million, $27.5 million and $14.3 million for the years ended December 31, 1998, 1997 and 1996, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund for an administration fee which is based on an

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. TRANSACTIONS WITH AFFILIATES (Continued)

    allocation of actual costs. Such administration fees amounted to $232,000, $165,000 and $108,000 for the years ended December 31, 1998, 1997 and 1996, respectively.

    PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $16.9 million, $11.4 million and $6.2 million for the years ended December 31, 1998, 1997 and 1996, respectively. Included in equity securities on the accompanying consolidated statements of financial condition are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $40.3 million and $46.5 million as of December 31, 1998 and 1997, respectively.

    Pacific Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.2 million, $1.2 million and $1.4 million for the years ended December 31, 1998, 1997 and 1996, respectively.

16. TERMINATION AND NON-COMPETITION AGREEMENTS

    Effective November 15, 1994, in connection with the PIMCO Advisors transaction (Note 1), termination and non-competition agreements were entered into with certain former key employees of PAM's subsidiaries. These agreements provide terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future obligations to be made to a key employee is determinable, a liability for such amount is established.

    For the years ended December 31, 1998, 1997 and 1996, approximately $49.4 million, $85.8 million and $35.3 million, respectively, is included in operating expenses on the accompanying consolidated statements of operations related to the termination and non-competition agreements. This includes payments of $43.1 million in 1997 to former key employees who elected to sell to PAM's subsidiaries their rights to the future proceeds from the PIMCO Advisors units.

17. COMMITMENTS

    The Company has outstanding commitments to make investments primarily in fixed maturities, mortgage loans, limited partnerships and other investments as follows (In Millions):

          Years Ending December 31:
          -------------------------
           1999                      $172.7
           2000-2003                  202.1
           2004 and thereafter         55.9
                                     ------
          Total                      $430.7
                                     ======

   The Company leases office facilities under various non-cancelable operating leases. Aggregate minimum future commitments as of December 31, 1998 through the term of the leases are approximately $37.5 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. LITIGATION

    The Company was named in civil litigation proceedings similar to other litigation brought against many life insurers alleging misconduct in the sale of products, sometimes referred to as market conduct litigation. The class of plaintiffs included, with some exceptions, all persons who owned, as of December 31, 1997 (or as of the date of policy termination, if earlier), individual whole life, universal life or variable life insurance policies sold by the Company on or after January 1, 1982. The Company has settled this litigation pursuant to a finalsettlement agreement approved by the Court in November 1998. The settlement agreement is currently being implemented. The cost of the settlement has been included in the accompanying consolidated statements of operations during the three years ended December 31, 1998.

    Further, the Company is a respondent in a number of other legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

    ---------------------------------------------------------------------------

Form No. 801-9A

                                    PART II

Part C:  OTHER INFORMATION

     Item 24.  Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements

                    Part A:  None

                    Part B:

                           (1) Registrant's Financial Statements

                               Audited Financial Statements dated as of December 31, 1998 which are incorporated by reference from the 1998 Annual Report include the following for Separate Account A:

                                    Statements of Assets and Liabilities
                                    Statements of Operations
                                    Statements of Changes in Net Assets
                                    Notes to Financial Statements

                           (2) Depositor's Financial Statements

                               Audited Consolidated Financial Statements dated as of December 31, 1998 and 1997, and for the three year period ended December 31, 1998, included in Part B include the following for Pacific Life:

                                    Independent Auditors' Report
                                    Consolidated Statements of Financial
                                      Condition
                                    Consolidated Statements of Operations and
                                      Stockholder's Equity
                                    Consolidated Statements of Cash Flows
                                    Notes to Consolidated Financial Statements

                    (b)  Exhibits

                    1.   (a)  Resolution of the Board of Directors of the
                              Depositor authorizing establishment of Separate Account A and Memorandum establishing Separate Account A./1/

                         (b) Memorandum Establishing Two New Variable Accounts--Aggressive Equity and Emerging Markets Portfolios./1/

                         (c) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws./3/

                    2.   Not applicable

                    3.   (a)  Distribution Agreement between Pacific Mutual Life
                              and Pacific Mutual Distributors, Inc. ("PMD") (formerly Pacific Equities Network) /1/

                         (b) Form of Selling Agreement between Pacific Mutual Life, PMD and Various Broker-Dealers /1/

                    4.   (a)  Form of Individual Flexible Premium Variable
                              Accumulation Annuity Contract /2/

                         (b)  Qualified Plan Loan Endorsement /1/

                         (c)  Individual Retirement Annuity Rider /1/

                         (d)  Qualified Pension Plan Rider /1/

                         (e)  403(b) Tax-Sheltered Annuity Rider /2/

                         (f)  Section 457 Plan Rider /1/

                         (g) Endorsement for 403(b) Texas Optional Retirement Program (ORP) /1/

                         (h)  IRA Rider (Form R-IRA 198) /3/

                         (i)  Roth IRA Rider (Form R-RIRA 198) /3/

                         (j)  Simple IRA Rider (Form R-SIRA 198) /3/

                         (k) DCA Plus Fixed Option Endorsement (Form E-DCA 697) /3/

                         (l) Guaranteed Minimum Death Benefit Endorsement (Form E-GMDB 398) /3/

                         (m) Enhanced Guaranteed Minimum Death Benefit Rider (Form R-EGMDB 398) /3/

                    5.   (a)  Application Form for Individual Flexible Premium
                              Variable Accumulation Annuity Contract. /3/

                         (b)  Variable Annuity PAC APP /1/

                         (c)  Application/Confirmation Form /1/

                    6.   (a)  Pacific Life's Articles of Incorporation /3/

                         (b)  By-laws of Pacific Life /3/

                    7.   Not applicable

                    8.   Fund Participation Agreement /1/

                    9. Opinion and Consent of legal officer of Pacific Mutual Life as to the legality of Contracts being registered. /1/

                    10.  (a)  Independent Auditors' Consent



                    11.  Not applicable

                    12.  Not applicable

                    13.  Performance Calculations

                    14.  Not applicable

                    15.  Powers of Attorney

                    16.  Not applicable

/1/ Included in Registrant's Form Type N-4, file No. 333-88460, Accession No. 0000898430-96-001377 filed on April 19, 1996 and incorporated by reference herein.

/2/ Included in Registrant's Form Type N-4, File No. 333-88460, Accession No. 0001017062-97-000794 filed on April 30, 1997 and incorporated by reference herein.

/3/ Included in Registrant's Form Type N-4, file No. 333-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998 and incorporated by reference herein.

Item 25.  Directors and Officers of Pacific Life

                                  Positions and Offices
Name and Address                  with Pacific Life

Thomas C. Sutton                  Director, Chairman of the Board, and
                                  Chief Executive Officer

Glenn S. Schafer                  Director and President


Khanh T. Tran                     Director, Senior Vice President and
                                  Chief Financial Officer


David R. Carmichael               Director, Senior Vice President and
                                  General Counsel

Audrey L. Milfs                   Director, Vice President and Corporate
                                  Secretary

Richard M. Ferry                  Director

Donald E. Guinn                   Director

Ignacio E. Lozano, Jr.            Director





Charles D. Miller                 Director

Donn B. Miller                    Director







Richard M. Rosenberg              Director

James R. Ukropina                 Director

Raymond L. Watson                 Director

Edward R. Byrd                    Vice President and Controller

Brian D. Klemens                  Vice President and Treasurer

Gerald W. Robinson                Executive Vice President


______________________________

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660


Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A

          The following is an explanation of the organization chart of Pacific Life's subsidiaries:

                PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
                             LEGAL STRUCTURE

          Pacific Life is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 99% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Pacific Life has a 40% ownership of American Maturity Life Insurance Company (a Connecticut Corporation), a 50% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company), and is the parent company of Pacific Asset Management LLC (a Delaware Limited Liability Company), Pacific Mutual Realty Finance, Inc., Pacific Life & Annuity Company (an Arizona Corporation), Pacific Mutual Distributors, Inc., and World-Wide Holdings Limited (a United Kingdom Corporation). A subsidiary of Pacific Mezzanine Associates, L.L.C. is Pacific Mezzanine Investors, L.L.C., along with its subsidiary Pacific Mezzanine Fund, L.P. Subsidiaries of Pacific Asset Management LLC are PMRealty Advisors Inc., PPA LLC (a Delaware Limited Liability Company), CCM LLC (a Delaware Limited Liability Company), NFJ LLC (a Delaware Limited Liability Company), and PIMCO Holding LLC (a Delaware Limited Liability Company), and its 100% direct and indirect ownership of Pacific Financial Products, Inc. (a Delaware Corporation). Pacific Asset Management LLC directly and indirectly beneficially owns 33.4% of the outstanding partnership interests in PIMCO Advisors L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Mutual Distributors, Inc. include: Associated Financial Group, Inc.; Mutual Service Corporation (a Michigan Corporation), along with its subsidiaries Advisors' Mutual Service Center, Inc. (a Michigan Corporation) and Titan Value Equities Group, Inc.; and United Planners' Group, Inc. (an Arizona Corporation which is 97% owned), along with its subsidiary United Planners' Financial Services of America (an Arizona Limited Partnership). Subsidiaries of World-Wide Holdings limited include: World-Wide Reassurance Company Limited (a United Kingdom Corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 27.  Number of Contractholders

          Approximately  9,333 Qualified
                        11,878 Non Qualified



Item 28.  Indemnification

          (a) The Distribution Agreement between Pacific Life and PMD provides substantially as follows:

               Pacific Life hereby agrees to indemnify and hold harmless PMD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PMD.

               PMD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PMD or Broker;
               (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PMD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

          (b)  The Form of Selling Agreement between Pacific Life, PMD (formerly
               PEN) and Various Broker-Dealers provides substantially as follows:

               Pacific Life and PMD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PMD pursuant to Section IV.E. of this Agreement.

               Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PMD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PMD pursuant to Section IV.E. of this Agreement,
               (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PMD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PMD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29.  Principal Underwriters

          (a) PMD also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account B and Pacific Select Fund.

          (b) For information regarding PMD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

          (c) PMD retains no compensation or net discounts or commissions from the Registrant.

Item 30.  Location of Accounts and Records

               The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.  Management Services

          Not applicable

Item 32.  Undertakings

          The registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

          (b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

     (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)-(d) of the Rule have been complied with.

     (c) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract ("Contract") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 15th day of April, 1999.

                         SEPARATE ACCOUNT A
                              (Registrant)
                         By: PACIFIC LIFE INSURANCE COMPANY

                         By:
                              Thomas C. Sutton*
                              Chairman and Chief Executive Officer

                         By: PACIFIC LIFE INSURANCE COMPANY
                              (Depositor)

                         By:
                              Thomas C. Sutton*
                              Chairman and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature               Title                             Date


Thomas C. Sutton*            Director, Chairman of the Board   April 15, 1999
                             and Chief Executive Officer

Glenn S. Schafer*            Director and President            April 15, 1999


Khanh T. Tran*               Director, Senior Vice             April 15, 1999
                             President and Chief Financial
                             Officer

David R. Carmichael*         Director, Senior Vice             April 15, 1999
                             President and General Counsel

Audrey L. Milfs*             Director, Vice President and      April 15, 1999
                             Corporate Secretary

Richard M. Ferry*            Director                          April 15, 1999

Donald E. Guinn*             Director                          April 15, 1999


Ignacio E. Lozano, Jr.*      Director                          April 15, 1999






Charles D. Miller*           Director                          April 15, 1999


Donn B. Miller*              Director                          April 15, 1999










Richard M. Rosenberg*        Director                          April 15, 1999


James R. Ukropina*           Director                          April 15, 1999


Raymond L. Watson*           Director                          April 15, 1999


Edward R. Byrd*              Vice President and Controller     April 15, 1999


Brian D. Klemens*            Vice President and Treasurer      April 15, 1999


*By: /s/ DAVID R. CARMICHAEL
     David R. Carmichael                                       April 15, 1999
     as attorney-in-fact

     (Powers Of Attorney are contained in this Post-Effective Amendment No. 4, filed via EDGAR on April 15, 1999, to the Registration Statement on Form N-4 for Separate Account A, File No. 33-88460 as Exhibit 15)